Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2023

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.5 million square feet and 190 properties, including 11 properties under construction/redevelopment. BXP’s properties include 169 office properties, 14 retail properties (including two retail properties under construction/redevelopment), six residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increasing interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 751 Gateway, South San Francisco, CA)

Q3 2023
Table of contents

Q3 2023
Company profile
SNAPSHOT

(as of September 30, 2023)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	190
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.5 million
Closing Price, at the end of the quarter	$59.48 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	6.6%
Consolidated Market Capitalization [2]	$25.4 billion
BXP’s Share of Market Capitalization [2,3]	$25.6 billion
Unsecured Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Kelly A. Ayotte		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Bruce W. Duncan	Chair of Compensation Committee	Bryan J. Koop	Executive Vice President, Boston Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Hilary Spann	Executive Vice President, New York Region
Mary E. Kipp	Chair of Audit Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Rodney C. Diehl	Senior Vice President, Co-Head of the West Coast Regions
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2023
Guidance and assumptions
GUIDANCE

BXP’s guidance for the full year 2023 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on November 1, 2023 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 57. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Full Year 2023
	Low	High
Projected EPS (diluted)	$1.05	$1.07
Add:
Projected Company share of real estate depreciation and amortization	4.85	4.85
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	1.35	1.35
Projected FFO per share (diluted)	$7.25	$7.27

ASSUMPTIONS
(dollars in thousands)

	Full Year 2023
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	89.00%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	—%	0.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.50%	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$100,000	$105,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(30,000)	$(28,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$115,000	$125,000
Termination income	$9,000	$11,000

Other revenue (expense):
Development, management services and other revenue	$36,000	$38,000
General and administrative expense [1]	$(164,000)	$(157,000)
Consolidated net interest expense [2]	$(520,000)	$(510,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(154,000)	$(151,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.
2 Excludes $(97M) - $(94M) for full year 2023 of BXP’s share of projected interest expense from unconsolidated joint ventures.

Q3 2023
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-23	30-Jun-23
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$104,299
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$(0.71)	$0.66
FFO attributable to Boston Properties, Inc. [1]	$292,822	$292,844
Diluted FFO per share [1]	$1.86	$1.86
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$210,044	$248,588

Selected items:
Revenue	$824,283	$817,153
Recoveries from clients	$134,599	$129,528
Service income from clients	$2,870	$2,846
BXP’s Share of revenue [3]	$808,803	$805,187
BXP’s Share of straight-line rent [3]	$16,647	$24,927
BXP’s Share of fair value lease revenue [3,4]	$3,907	$6,776
BXP’s Share of termination income [3]	$2,935	$3,225
Ground rent expense	$3,589	$3,441
Capitalized interest	$9,676	$10,564
Capitalized wages	$4,416	$4,580
Loss from unconsolidated joint ventures [5]	$(247,556)	$(6,668)
BXP’s share of FFO from unconsolidated joint ventures [6]	$14,957	$19,088
Net income attributable to noncontrolling interests in property partnerships	$20,909	$19,768
FFO attributable to noncontrolling interests in property partnerships [7]	$39,083	$37,626

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$3,196	$3,516
Below-market rents (included within Other Liabilities)	$38,049	$42,516
Accrued rental income liability (included within Other Liabilities)	$107,462	$123,212

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	3.00	3.18
Interest Coverage Ratio (including capitalized interest) [8]	2.79	2.93
Fixed Charge Coverage Ratio [8]	2.53	2.54
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.28	7.31
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [10]	(0.3)%	0.0%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [10]	1.7%	2.2%
FAD Payout Ratio [2]	81.94%	69.23%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.4%	63.1%
Occupancy % of In-Service Properties [11]	88.8%	88.3%
Leased % of In-Service Properties [12]	90.4%	90.4%

Capitalization:
Consolidated Debt	$14,961,715	$15,456,205
BXP’s Share of Debt [13]	$15,120,033	$15,706,496
Consolidated Market Capitalization	$25,401,704	$25,563,883
Consolidated Debt/Consolidated Market Capitalization	58.90%	60.46%
BXP’s Share of Market Capitalization [13]	$25,560,022	$25,814,174
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	59.16%	60.84%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended September 30, 2023, includes an impairment charge totaling approximately $272.6 million related to the Company’s investment in four unconsolidated joint ventures, partially offset by a gain of approximately $35.8 million related to the Company’s investment in Metropolitan Square, see page 34.
6For a quantitative reconciliation for the three months ended September 30, 2023, see page 36.
7For a quantitative reconciliation for the three months ended September 30, 2023, see page 33.
8For a quantitative reconciliation for the three months ended September 30, 2023 and June 30, 2023, see page 31.

Q3 2023
Financial highlights (continued)
9For a quantitative reconciliation for the three months ended September 30, 2023 and June 30, 2023, see page 30.
10For a quantitative reconciliation for the three months ended September 30, 2023 and June 30, 2023, see pages 11, 65 and 66.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for September 30, 2023, see page 27.

Q3 2023
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-23	30-Jun-23
ASSETS
Real estate	$24,809,369	$24,642,681
Construction in progress	551,330	482,850
Land held for future development	670,691	637,191
Right of use assets - finance leases	237,532	237,526
Right of use assets - operating leases [1]	322,790	166,421
Less accumulated depreciation	(6,723,616)	(6,568,568)
Total real estate	19,868,096	19,598,101
Cash and cash equivalents	882,647	1,581,575
Cash held in escrows	47,741	46,915
Investments in securities	32,809	33,481
Tenant and other receivables, net	123,138	91,968
Related party note receivable, net	88,807	88,834
Sales-type lease receivable, net	13,475	13,250
Accrued rental income, net	1,331,796	1,318,320
Deferred charges, net	692,386	710,820
Prepaid expenses and other assets	121,431	77,457
Investments in unconsolidated joint ventures	1,536,822	1,780,959
Total assets	$24,739,148	$25,341,680

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,275,974	$3,274,764
Unsecured senior notes, net	10,488,568	10,985,395
Unsecured line of credit	—	—
Unsecured term loan, net	1,197,173	1,196,046
Lease liabilities - finance leases	253,178	251,874
Lease liabilities - operating leases [1]	341,299	204,826
Accounts payable and accrued expenses	462,240	434,574
Dividends and distributions payable	171,916	171,465
Accrued interest payable	128,422	111,088
Other liabilities	380,014	418,813
Total liabilities	16,698,784	17,048,845

Commitments and contingencies	—	—
Redeemable deferred stock units	6,788	6,292

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 157,018,080 and 156,932,300 issued and 156,939,180 and 156,853,400 outstanding at September 30, 2023 and June 30, 2023, respectively	1,569	1,569
Additional paid-in capital	6,568,645	6,561,161
Dividends in excess of earnings	(782,275)	(516,550)
Treasury common stock at cost, 78,900 shares at September 30, 2023 and June 30, 2023	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	2,866	(3,406)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,788,083	6,040,052

Noncontrolling interests:
Common units of the Operating Partnership	656,587	689,123
Property partnerships	1,588,906	1,557,368
Total equity	8,033,576	8,286,543
Total liabilities and equity	$24,739,148	$25,341,680

_____________
1On August 1, 2023, the Company recorded approximately $160.1 million and $134.5 million of Right of Use Assets – Operating Leases and Lease Liabilities – Operating Leases, respectively, related to the 99-year ground lease in New York City with the Metropolitan Square Transportation Authority. For additional details, see page 16.

Q3 2023
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-23	30-Jun-23
Revenue
Lease	$767,181	$761,733
Parking and other	29,649	26,054
Insurance proceeds	779	930
Hotel revenue	13,484	13,969
Development and management services	9,284	9,858
Direct reimbursements of payroll and related costs from management services contracts	3,906	4,609
Total revenue	824,283	817,153
Expenses
Operating	159,923	150,735
Real estate taxes	140,368	137,566
Demolition costs	(619)	738
Restoration expenses related to insurance claims	520	1,997
Hotel operating	9,020	8,161
General and administrative [1]	31,410	44,175
Payroll and related costs from management services contracts	3,906	4,609
Transaction costs	751	308
Depreciation and amortization	207,435	202,577
Total expenses	552,714	550,866
Other income (expense)
Loss from unconsolidated joint ventures [2]	(247,556)	(6,668)
Gains on sales of real estate	517	—
Gains (losses) from investments in securities [1]	(925)	1,571
Unrealized gain (loss) on non-real estate investment	(51)	124
Interest and other income (loss)	20,715	17,343
Interest expense	(147,812)	(142,473)
Net income (loss)	(103,543)	136,184
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(20,909)	(19,768)
Noncontrolling interest - common units of the Operating Partnership [3]	12,626	(12,117)
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$104,299

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to Boston Properties, Inc. per share - basic	$(0.71)	$0.67
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$(0.71)	$0.66

_____________
1Includes $(0.9) million and $1.6 million for the three months ended September 30, 2023 and June 30, 2023, respectively, related to the Company’s deferred compensation plan.
2For the three months ended September 30, 2023, includes an impairment charge totaling approximately $272.6 million related to the Company’s investment in four unconsolidated joint ventures, partially offset by a gain of approximately $35.8 million related to the Company’s investment in Metropolitan Square, see page 34.
3For additional detail, see page 7.

Q3 2023
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-23	30-Jun-23
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$104,299
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,626)	12,117
Noncontrolling interests in property partnerships	20,909	19,768
Net income (loss)	(103,543)	136,184
Add:
Depreciation and amortization expense	207,435	202,577
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,174)	(17,858)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	25,666	25,756
Corporate-related depreciation and amortization	(446)	(442)
Impairment losses included within loss from unconsolidated joint ventures [4]	272,603	—
Less:
Gains on sales of real estate	517	—
Gain on investment included within loss from unconsolidated joint ventures [4]	35,756	—
Unrealized gain (loss) on non-real estate investment	(51)	124
Noncontrolling interests in property partnerships	20,909	19,768
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	326,410	326,325
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	33,588	33,481
FFO attributable to Boston Properties, Inc.	$292,822	$292,844

Boston Properties, Inc.’s percentage share of Basic FFO	89.71%	89.74%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.29%	10.26%
Basic FFO per share	$1.87	$1.87
Weighted average shares outstanding - basic	156,880	156,826
Diluted FFO per share	$1.86	$1.86
Weighted average shares outstanding - diluted	157,269	157,218

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-23	30-Jun-23
Basic FFO	$326,410	$326,325
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	326,410	326,325
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	33,522	33,383
Boston Properties, Inc.’s share of Diluted FFO	$292,888	$292,942

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-23	30-Jun-23
Shares/units for Basic FFO	174,882	174,748
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	389	392
Shares/units for Diluted FFO	175,271	175,140
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	18,002	17,922
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,269	157,218

Boston Properties, Inc.’s percentage share of Diluted FFO	89.73%	89.77%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2023, see page 33.
3For a quantitative reconciliation for the three months ended September 30, 2023, see page 36.
4For additional information for the three months ended September 30, 2023, see page 34.

Q3 2023
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-23	30-Jun-23
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$104,299
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,626)	12,117
Noncontrolling interests in property partnerships	20,909	19,768
Net income (loss)	(103,543)	136,184
Add:
Depreciation and amortization expense	207,435	202,577
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(18,174)	(17,858)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	25,666	25,756
Corporate-related depreciation and amortization	(446)	(442)
Impairment losses included within loss from unconsolidated joint ventures [4]	272,603	—
Less:
Gains on sales of real estate	517	—
Gain on investment included within loss from unconsolidated joint ventures [4]	35,756	—
Unrealized gain (loss) on non-real estate investment	(51)	124
Noncontrolling interests in property partnerships	20,909	19,768
Basic FFO	326,410	326,325
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,5]	(5,963)	3,231
BXP’s Share of hedge amortization, net of costs [1]	(473)	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of straight-line ground rent expense adjustment [1,6]	854	811
Stock-based compensation	4,843	14,935
Non-real estate depreciation	446	442
Unearned portion of capitalized fees from consolidated joint ventures [7]	1,283	957
Less:
BXP’s Share of straight-line rent [1]	16,647	24,927
BXP’s Share of fair value lease revenue [1,8]	3,907	6,776
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	79,932	43,992
BXP’s Share of maintenance capital expenditures [1,9]	16,995	24,132
Amortization and accretion related to sales type lease	233	229
Hotel improvements, equipment upgrades and replacements	141	306
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$210,044	$248,588

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$172,101	$172,092

FAD Payout Ratio[1] (B÷A)	81.94%	69.23%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation for the three months ended September 30, 2023, see page 33.
3For a quantitative reconciliation for the three months ended September 30, 2023, see page 36.
4 For additional information for the three months ended September 30, 2023, see page 34.
5Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
6Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2025 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
7See page 61 for additional information.
8Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
9Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q3 2023
Reconciliation of net income (loss) attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-23	30-Sep-22
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$360,977
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,626)	40,883
Noncontrolling interest in property partnerships	20,909	18,801
Net income (loss)	(103,543)	420,661
Add:
Interest expense	147,812	111,846
Losses from investments in securities	925	1,571
Loss from unconsolidated joint ventures	247,556	3,524
Depreciation and amortization expense	207,435	190,675
Transaction costs	751	1,650
Payroll and related costs from management services contracts	3,906	3,900
General and administrative expense	31,410	32,519
Less:
Interest and other income (loss)	20,715	3,728
Unrealized loss on non-real estate investment	(51)	—
Gains on sales of real estate	517	262,345
Direct reimbursements of payroll and related costs from management services contracts	3,906	3,900
Development and management services revenue	9,284	7,465
Net Operating Income (NOI)	501,881	488,908
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	39,165	35,316
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	50,047	48,306
BXP’s Share of NOI	490,999	475,918
Less:
Termination income	2,564	1,980
BXP’s share of termination income from unconsolidated joint ventures [1]	500	500
Add:
Partners’ share of termination income from consolidated joint ventures [2]	129	57
BXP’s Share of NOI (excluding termination income)	$488,064	$473,495

Net Operating Income (NOI)	$501,881	$488,908
Less:
Termination income	2,564	1,980
NOI from non Same Properties (excluding termination income) [3]	26,144	14,621
Same Property NOI (excluding termination income)	473,173	472,307
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	49,918	48,249
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	38,665	34,816
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,094	796
BXP’s Share of Same Property NOI (excluding termination income)	$456,826	$458,078

_____________
1For a quantitative reconciliation for the three months ended September 30, 2023, see page 64.
2For a quantitative reconciliation for the three months ended September 30, 2023, see pages 61-62.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude Metropolitan Square and properties that were sold prior to September 30, 2023 and therefore are no longer a part of the Company’s property portfolio. For details related to Metropolitan Square, see page 34.

Q3 2023
Reconciliation of net income (loss) attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-23	30-Sep-22
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$360,977
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,626)	40,883
Noncontrolling interest in property partnerships	20,909	18,801
Net income (loss)	(103,543)	420,661
Add:
Interest expense	147,812	111,846
Losses from investments in securities	925	1,571
Loss from unconsolidated joint ventures	247,556	3,524
Depreciation and amortization expense	207,435	190,675
Transaction costs	751	1,650
Payroll and related costs from management services contracts	3,906	3,900
General and administrative expense	31,410	32,519
Less:
Interest and other income (loss)	20,715	3,728
Unrealized loss on non-real estate investment	(51)	—
Gains on sales of real estate	517	262,345
Direct reimbursements of payroll and related costs from management services contracts	3,906	3,900
Development and management services revenue	9,284	7,465
Net Operating Income (NOI)	501,881	488,908
Less:
Straight-line rent	19,139	32,140
Fair value lease revenue	2,981	2,442
Amortization and accretion related to sales type lease	233	—
Termination income	2,564	1,980
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	(5,943)	4,667
NOI - cash (excluding termination income)	471,599	457,644
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	18,721	9,868
Same Property NOI - cash (excluding termination income)	452,878	447,776
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	44,090	45,046
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	34,524	30,969
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,175	730
BXP’s Share of Same Property NOI - cash (excluding termination income)	$440,137	$432,969

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $135 and $169 for the three months ended September 30, 2023 and 2022, respectively. As of September 30, 2023, the Company has remaining lease payments aggregating approximately $24.3 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude Metropolitan Square and properties that were sold prior to September 30, 2023 and therefore are no longer a part of the Company’s property portfolio. For details related to Metropolitan Square, see page 34.
4For a quantitative reconciliation for the three months ended September 30, 2023, see page 62.
5For a quantitative reconciliation for the three months ended September 30, 2023, see page 64.

Q3 2023
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-23	30-Sep-22	Change	Change	30-Sep-23	30-Sep-22	Change	Change
Rental Revenue [2]	$749,488	$732,126			$25,273	$23,016
Less: Termination income	2,347	1,980			—	—
Rental revenue (excluding termination income) [2]	747,141	730,146	$16,995	2.3%	25,273	23,016	$2,257	9.8%
Less: Operating expenses and real estate taxes	284,483	266,517	17,966	6.7%	14,758	14,338	420	2.9%
NOI (excluding termination income) [2,3]	$462,658	$463,629	$(971)	(0.2)%	$10,515	$8,678	$1,837	21.2%

Rental revenue (excluding termination income) [2]	$747,141	$730,146	$16,995	2.3%	$25,273	$23,016	$2,257	9.8%
Less: Straight-line rent and fair value lease revenue	14,862	28,305	(13,443)	(47.5)%	68	60	8	13.3%
Add: Lease transaction costs that qualify as rent inducements [4]	(5,943)	3,203	(9,146)	(285.5)%	—	—	—	—%
Subtotal	726,336	705,044	21,292	3.0%	25,205	22,956	2,249	9.8%
Less: Operating expenses and real estate taxes	284,483	266,517	17,966	6.7%	14,758	14,338	420	2.9%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$442,431	$439,158	$3,273	0.7%	$10,447	$8,618	$1,829	21.2%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-23	30-Sep-22	Change	Change	30-Sep-23	30-Sep-22	Change	Change
Rental Revenue [2]	$774,761	$755,142			$59,104	$58,027
Less: Termination income	2,347	1,980			500	500
Rental revenue (excluding termination income) [2]	772,414	753,162	$19,252	2.6%	58,604	57,527	$1,077	1.9%
Less: Operating expenses and real estate taxes	299,241	280,855	18,386	6.5%	25,033	23,507	1,526	6.5%
NOI (excluding termination income) [2,3]	$473,173	$472,307	$866	0.2%	$33,571	$34,020	$(449)	(1.3)%

Rental revenue (excluding termination income) [2]	$772,414	$753,162	$19,252	2.6%	$58,604	$57,527	$1,077	1.9%
Less: Straight-line rent and fair value lease revenue	14,930	28,365	(13,435)	(47.4)%	2,553	5,293	(2,740)	(51.8)%
Add: Lease transaction costs that qualify as rent inducements [4]	(5,943)	3,203	(9,146)	(285.5)%	190	1,368	(1,178)	(86.1)%
Subtotal	751,541	728,000	23,541	3.2%	56,241	53,602	2,639	4.9%
Less: Operating expenses and real estate taxes	299,241	280,855	18,386	6.5%	25,033	23,507	1,526	6.5%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	141	144	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$452,878	$447,776	$5,102	1.1%	$31,349	$30,239	$1,110	3.7%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-23	30-Sep-22	Change	Change	30-Sep-23	30-Sep-22	Change	Change
Rental Revenue [2]	$83,203	$79,336			$750,662	$733,833
Less: Termination income	129	57			2,718	2,423
Rental revenue (excluding termination income) [2]	83,074	79,279	$3,795	4.8%	747,944	731,410	$16,534	2.3%
Less: Operating expenses and real estate taxes	33,156	31,030	2,126	6.9%	291,118	273,332	17,786	6.5%
NOI (excluding termination income) [2,3]	$49,918	$48,249	$1,669	3.5%	$456,826	$458,078	$(1,252)	(0.3)%

Rental revenue (excluding termination income) [2]	$83,074	$79,279	$3,795	4.8%	$747,944	$731,410	$16,534	2.3%
Less: Straight-line rent and fair value lease revenue	6,131	3,203	2,928	91.4%	11,352	30,455	(19,103)	(62.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	303	—	303	100.0%	(6,056)	4,571	(10,627)	(232.5)%
Subtotal	77,246	76,076	1,170	1.5%	730,536	705,526	25,010	3.5%
Less: Operating expenses and real estate taxes	33,156	31,030	2,126	6.9%	291,118	273,332	17,786	6.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	719	775	(56)	(7.2)%
NOI - cash (excluding termination income) 2, [3]	$44,090	$45,046	$(956)	(2.1)%	$440,137	$432,969	$7,168	1.7%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3For a quantitative reconciliation of net income (loss) attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $135 and $169 for the three months ended September 30, 2023 and 2022, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q3 2023
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-23	30-Jun-23
Maintenance capital expenditures	$19,599	$29,015
Planned capital expenditures associated with acquisition properties	32	33
Repositioning capital expenditures	10,575	7,252
Hotel improvements, equipment upgrades and replacements	141	306
Subtotal	30,347	36,606
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	91	338
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	2,908	1,498
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,695	5,221
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	622	925
BXP’s Share of Capital Expenditures [1]	$30,029	$32,296

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-23	30-Jun-23
Square feet	1,184,449	891,347
Tenant improvements and lease commissions PSF	$89.81	$60.70

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of unconsolidated joint ventures.

Q3 2023
Acquisitions and dispositions
For the period from January 1, 2023 through September 30, 2023
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13100 and 13150 Worldgate Drive (50% ownership) [1]	Herndon, VA	January 31, 2023	N/A	$17,000	$—	$17,000	N/A
Total Acquisitions			—	$17,000	$—	$17,000	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [2]
N/A			—	$—	$—	$—
Total Dispositions			—	$—	$—	$—

___________________
1Consists of two vacant office buildings aggregating approximately 350,000 rentable square feet and a 1,200-space structured parking deck situated on a 10-acre site. The joint venture intends to redevelop the property for residential use and the vacant properties are not reflected in the Company’s in-service property listing. There can be no assurance that the joint venture will commence the development as currently contemplated or at all.
2Excludes approximately $0.5 million of gains on sales of real estate recognized during the nine months ended September 30, 2023 related to gain amounts from sales of real estate occurring in prior periods.

Q3 2023
Construction in progress
as of September 30, 2023
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 9/30/2023	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income [5] (BXP’s share)
Construction Properties			Location
Office
360 Park Avenue South (42% ownership) [6]	Q3 2024	Q4 2025	New York, NY	450,000	$207,253	$248,000	$92,774	$92,768	$40,741	18%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	38,910	61,000	—	—	22,090	—%		—%	N/A
Total Office Properties under Construction				540,000	246,163	309,000	92,774	92,768	62,831	15%		—%	—

Lab/Life Sciences
103 CityPoint	Q4 2024	Q3 2025	Waltham, MA	113,000	84,873	115,100	—	—	30,227	—%		—%	N/A
180 CityPoint	Q1 2024	Q3 2025	Waltham, MA	329,000	207,941	290,500	—	—	82,559	43%		5%	$—
300 Binney Street (Redevelopment)	Q1 2025	Q1 2025	Cambridge, MA	236,000	39,049	205,300	—	—	166,251	100%		—%	N/A
105 Carnegie Center (Redevelopment)	Q4 2024	Q2 2025	Princeton, NJ	73,000	2,062	40,600	—	—	38,538	—%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q4 2025	South San Francisco, CA	327,000	94,241	167,100	—	—	72,859	21%		—%	N/A
290 Binney Street	Q2 2026	Q2 2026	Cambridge, MA	566,000	210,885	1,116,300	—	—	905,415	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,644,000	639,051	1,934,900	—	—	1,295,849	62%		1%	—

Residential
Skymark - Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	28,815	47,700	28,000	10,733	1,618	—%		—%	N/A
Total Residential Property under Construction				417,000	28,815	47,700	28,000	10,733	1,618	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	14,742	43,800	—	—	29,058	100%		—%	N/A
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	21,978	26,600	—	—	4,622	—%		—%	N/A
Total Retail Properties under Construction				151,000	36,720	70,400	—	—	33,680	78%		—	N/A
Total Properties Under Construction				2,752,000	$950,749	$2,362,000	$120,774	$103,501	$1,393,978	52%	[7]	1%	$—

PROJECTS FULLY PLACED IN-SERVICE DURING 2023

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2023	Estimated Future Equity Requirement [2]			Net Operating Income [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location	Square Feet
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	475,849	$360,136	$375,900	$—	$—	$15,764	93%		$2,738
View Boston observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	63,000	178,182	182,300	—	—	4,118	N/A		N/A [8]
140 Kendrick - Building A (Redevelopment)	Q3 2023	Q3 2023	Needham, MA	104,166	22,189	26,600	—	—	4,411	100%		960
751 Gateway (49% ownership)	Q3 2023	Q3 2023	South San Francisco, CA	230,592	117,098	127,600	—	—	10,502	100%		716
Total Projects Fully Placed In-Service				873,607	$677,605	$712,400	$—	$—	$34,795	96%	[9]	$4,414

Q3 2023
Construction in progress (continued)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 30, 2023, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income for the three months ended September 30, 2023. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 55.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests. Investment to date excludes approximately $54 million of an impairment charge.
7Total percentage leased excludes Residential.
8 Result of operations from the View Boston observatory is included within the result of operations from 800 Boylston Street - The Prudential Center.
9Total percentage leased excludes View Boston observatory at The Prudential Center.

Q3 2023
Land parcels and purchase options
as of September 30, 2023

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	2,229,000
San Jose, CA [2]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership) [3]	895,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Springfield, VA	422,000
Lexington, MA	420,000
Waltham, MA	365,000
Herndon, VA (50% ownership)	350,000
Rockville, MD [2]	302,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	14,798,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Cambridge, MA	887,000
Total	3,387,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
3On July 28, 2023, BXP entered into a joint venture agreement with an institutional investor for the future development of 343 Madison Avenue. Subsequently, on August 1, 2023, the joint venture executed a 99-year ground lease with the Metropolitan Transportation Authority for the approximately 25,000 square foot site. The ground lease requires the joint venture to construct the direct access to Grand Central Madison as Phase 1 of the development project.
4The Company expects to be a 50% partner in the future development of these sites.

Q3 2023
Leasing activity
for the three months ended September 30, 2023

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,802,761
Less:
Property dispositions/properties taken out of service [1]	289,204
Add:
Properties placed (and partially placed) in-service [2]	334,758
Leases expiring or terminated during the period	1,205,603
Total space available for lease	7,053,918

1st generation leases	380,519
2nd generation leases with new clients	632,026
2nd generation lease renewals	552,423
Total space leased	1,564,968

Vacant space available for lease at the end of the period	5,488,950
Net (increase)/decrease in available space	313,811

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,184,449
Weighted average lease term (months)	81
Weighted average free rent period (days)	190
Total transaction costs per square foot [4]	$89.81
Increase (decrease) in gross rents [5]	(3.34)%
Increase (decrease) in net rents [6]	(5.61)%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	104,166	261,261	365,427	8.32%	13.90%	438,634
Los Angeles	—	69,751	69,751	0.93%	1.47%	99,553
New York	—	373,555	373,555	(5.15)%	(10.83)%	239,591
San Francisco	230,592	175,618	406,210	(1.67)%	(2.19)%	51,570
Seattle	—	—	—	—%	—%	126,637
Washington, DC	45,761	304,264	350,025	(10.43)%	(15.75)%	99,796
Total / Weighted Average	380,519	1,184,449	1,564,968	(3.34)%	(5.61)%	1,055,781

_____________
1Total square feet of property taken out of service in Q3 2023 consists of 289,204 at Metropolitan Square, see page 34.
2 Total square feet of properties placed in service in Q3 2023 consists of 230,592 at 751 Gateway and 104,166 at 140 Kendrick Street.
3Second generation leases are defined as leases for space that has previously been leased. Of the 1,184,449 square feet of second generation leases that commenced in Q3 2023, leases for 1,024,020 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 789,077 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 789,077 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 189,541.

Q3 2023
Portfolio overview
for the three months ended September 30, 2023
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,670,294	1,049,100	550,114	330,000	16,599,508
Los Angeles	2,186,794	126,377	—	—	2,313,171
New York	12,108,672	486,844	—	—	12,595,516
San Francisco	7,228,758	354,110	318,171	—	7,901,039
Seattle	1,507,450	26,472	—	—	1,533,922
Washington, DC	8,617,333	662,626	493,241	—	9,773,200
Total	46,319,301	2,705,529	1,361,526	330,000	50,716,356
% of Total	91.33%	5.33%	2.68%	0.66%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$728,440	$58,064	$11,205	$13,384	$811,093
Less:
Partners’ share from consolidated joint ventures [4]	72,940	10,263	—	—	83,203
Add:
BXP’s share from unconsolidated joint ventures [5]	61,453	3,231	2,741	—	67,425
BXP’s Share of Rental revenue [1]	$716,953	$51,032	$13,946	$13,384	$795,315
% of Total	90.15%	6.42%	1.75%	1.68%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	30.19%	7.05%	37.24%
Los Angeles	2.46%	—%	2.46%
New York	24.06%	1.91%	25.97%
San Francisco	16.32%	2.18%	18.50%
Seattle	2.36%	—%	2.36%
Washington, DC	3.42%	10.05%	13.47%
Total	78.81%	21.19%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $100 of revenue from retail clients that is included in Retail.
4See page 62 for additional information.
5See page 64 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q3 2023
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-23	30-Jun-23	30-Sep-23	30-Jun-23
Rental Revenue [2]	$11,789	$12,253	$13,484	$13,969
Less: Operating expenses and real estate taxes	5,738	5,783	9,020	8,161
Net Operating Income (NOI) [2]	6,051	6,470	4,464	5,808
Add: BXP’s share of NOI from unconsolidated joint ventures	1,715	1,722	N/A	N/A
BXP’s Share of NOI [2]	$7,766	$8,192	$4,464	$5,808

Rental Revenue [2]	$11,789	$12,253	$13,484	$13,969
Less: Straight line rent and fair value lease revenue	70	9	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	11,719	12,244	13,486	13,971
Less: Operating expenses and real estate taxes	5,738	5,783	9,020	8,161
NOI - cash basis [2]	5,981	6,461	4,466	5,810
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,715	1,722	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$7,696	$8,183	$4,466	$5,810

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-23	30-Sep-22
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,293	$4,102	4.66%
Average Rental Rate Per Occupied Square Foot		$5.89	$5.64	4.43%
Average Physical Occupancy		95.23%	95.45%	(0.23)%
Average Economic Occupancy		94.97%	95.22%	(0.26)%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,113	$2,895	7.53%
Average Rental Rate Per Occupied Square Foot		$5.71	$5.32	7.33%
Average Physical Occupancy		95.24%	95.60%	(0.38)%
Average Economic Occupancy		94.66%	94.86%	(0.21)%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,462	$4,237	5.31%
Average Rental Rate Per Occupied Square Foot		$4.95	$4.71	5.10%
Average Physical Occupancy		96.90%	99.61%	(2.72)%
Average Economic Occupancy		96.55%	99.28%	(2.75)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		81.60%	75.80%	7.65%
Average Daily Rate		$331.37	$328.40	0.90%
Revenue Per Available Room		$270.50	$249.06	8.61%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,509	$3,400	3.21%
Average Rental Rate Per Occupied Square Foot		$4.45	$4.27	4.22%
Average Physical Occupancy		93.12%	92.79%	0.36%
Average Economic Occupancy		91.28%	90.17%	1.23%

Q3 2023
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-23	30-Sep-22
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,726	$2,671	2.06%
Average Rental Rate Per Occupied Square Foot		$2.82	$2.75	2.55%
Average Physical Occupancy		95.54%	96.26%	(0.75)%
Average Economic Occupancy		94.94%	95.93%	(1.03)%

Total In-Service Residential Units	1,716
_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
3Excludes retail space.

Q3 2023
In-service property listing

as of September 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,765,911	95.2%	97.3%	$80.80
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,980	94.6%	95.1%	71.16
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	94.5%	94.9%	75.38
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	93.5%	95.2%	75.47
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	789,375	99.8%	99.8%	88.01
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	634,535	94.5%	94.5%	74.39
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	98.7%	98.7%	59.88
Prudential Center (retail shops) [5]	CBD Boston MA	—	484,626	95.5%	95.5%	104.11
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	93.8%	93.8%	64.65
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	81.63
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	100.0%	61.64
Subtotal		10	8,353,430	95.6%	96.4%	$77.54

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$90.02
325 Main Street	East Cambridge MA	1	414,565	91.4%	91.4%	110.87
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	138.52
355 Main Street	East Cambridge MA	1	259,640	99.3%	99.3%	81.72
90 Broadway	East Cambridge MA	1	223,771	98.1%	98.1%	77.69
255 Main Street	East Cambridge MA	1	215,394	87.9%	87.9%	105.27
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	86.86
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	73.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	49.70
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	56.23
Subtotal		10	2,466,990	97.2%	97.2%	$92.83

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,068	54.4%	54.4%	$50.30
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	50.7%	50.7%	46.72
140 Kendrick Street [7]	Route 128 Mass Turnpike MA	3	418,604	84.4%	84.4%	52.82
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	100.0%	58.00
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	90.8%	90.8%	44.24
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	85.6%	85.6%	45.78
200 West Street	Route 128 Mass Turnpike MA	1	273,682	83.8%	97.5%	77.56
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,618	97.2%	97.2%	101.98
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	90.9%	90.9%	56.35
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%	98.1%	56.63
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	97.8%	97.8%	54.46
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	56.2%	60.8%	46.35
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	100.0%	100.0%	82.79
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%	100.0%	53.93
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	100.0%	53.10
The Point [6]	Route 128 Mass Turnpike MA	1	16,300	100.0%	100.0%	60.53
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	100.0%	73.06
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	100.0%	28.87
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	100.0%	67.57
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	100.0%	47.83
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	100.0%	71.66
Subtotal		27	4,870,571	79.2%	80.2%	$57.74

Boston Office Total:		47	15,690,991	90.8%	91.5%	$74.73

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q3 2023
In-service property listing (continued)

as of September 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		51	16,599,508

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,131,511	87.8%	87.8%	$73.94
Santa Monica Business Park (55% ownership) [4]	West Los Angeles CA	14	1,107,256	83.9%	87.1%	72.61
Santa Monica Business Park Retail (55% ownership) [4,5]	West Los Angeles CA	7	74,404	88.4%	91.7%	72.72
Subtotal		27	2,313,171	85.9%	87.6%	$73.28

Los Angeles Total:		27	2,313,171	85.9%	87.6%	$73.28

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,965,003	92.0%	95.7%	$162.81
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	95.8%	95.8%	93.51
399 Park Avenue	Park Avenue NY	1	1,577,544	99.9%	100.0%	101.81
599 Lexington Avenue	Park Avenue NY	1	1,106,373	92.3%	92.4%	87.47
Times Square Tower (55% ownership)	Times Square NY	1	1,238,461	95.6%	95.6%	80.54
250 West 55th Street	Times Square / West Side NY	1	966,976	100.0%	100.0%	93.80
200 Fifth Avenue (26.69% ownership) [4,6]	Flatiron District NY	1	855,191	92.5%	92.5%	99.47
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,625	42.4%	42.4%	50.46
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	98.7%	98.7%	133.44
Subtotal		9	10,404,052	92.1%	92.8%	$106.42

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	33.5%	$41.83
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	100.0%	35.46
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	79.2%	38.01
212 Carnegie Center	Princeton NJ	1	148,942	61.8%	71.8%	38.05
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	65.9%	37.24
506 Carnegie Center	Princeton NJ	1	139,050	82.1%	82.1%	39.58
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	100.0%	41.87
202 Carnegie Center	Princeton NJ	1	134,068	84.9%	84.9%	40.96
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	100.0%	41.26
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	100.0%	35.47
101 Carnegie Center	Princeton NJ	1	121,619	100.0%	100.0%	38.93
502 Carnegie Center	Princeton NJ	1	121,460	91.0%	91.0%	39.85
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	100.0%	42.41
104 Carnegie Center	Princeton NJ	1	102,930	63.8%	63.8%	39.59
103 Carnegie Center	Princeton NJ	1	96,331	73.5%	73.5%	36.92
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	100.0%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	100.0%	37.82
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	100.0%	36.59
Subtotal		17	2,191,464	81.1%	81.8%	$38.96

New York Total:		26	12,595,516	90.2%	90.9%	$95.88

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	100.0%	$112.41
Embarcadero Center Four	CBD San Francisco CA	1	942,043	95.5%	95.5%	93.70
Embarcadero Center One	CBD San Francisco CA	1	837,261	67.0%	73.3%	91.19
Embarcadero Center Two	CBD San Francisco CA	1	801,766	86.9%	86.9%	87.74
Embarcadero Center Three	CBD San Francisco CA	1	786,031	78.7%	78.9%	91.80

Q3 2023
In-service property listing (continued)

as of September 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	98.7%	74.53
535 Mission Street	CBD San Francisco CA	1	307,235	97.9%	97.9%	82.97
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	107.58
Subtotal		9	5,645,891	89.3%	90.3%	$95.11

Gateway Commons (50% ownership) [4]	South San Francisco CA	5	788,251	84.6%	85.6%	$66.73
751 Gateway (49% ownership) [4,6]	South San Francisco CA	1	230,592	100.0%	100.0%	78.00
Mountain View Research Park	Mountain View CA	15	542,264	65.4%	65.4%	70.91
2440 West El Camino Real	Mountain View CA	1	142,789	71.5%	71.5%	97.00
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	100.0%	51.50
North First Business Park [8]	San Jose CA	5	190,636	87.6%	87.6%	24.07
Subtotal		28	1,924,152	80.6%	81.0%	$66.50

San Francisco Office Total:		37	7,570,043	87.1%	87.9%	$88.36

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		38	7,901,039

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	778,934	82.8%	88.0%	$44.66
Madison Centre	CBD Seattle WA	1	754,988	86.6%	87.1%	63.13
Subtotal		2	1,533,922	84.7%	87.6%	$53.94

Seattle Total:		2	1,533,922	84.7%	87.6%	$53.94

WASHINGTON, DC [9]
Office
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	548,346	82.5%	83.3%	$67.10
Market Square North (50% ownership) [4]	East End Washington DC	1	418,549	77.0%	79.2%	70.25
2100 Pennsylvania Avenue [6]	CBD Washington DC	1	475,849	65.3%	93.0%	61.64
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	94.9%	86.05
1330 Connecticut Avenue	CBD Washington DC	1	253,579	87.4%	87.4%	70.66
Sumner Square	CBD Washington DC	1	219,412	90.7%	90.7%	48.82
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	82.65
Capital Gallery	Southwest Washington DC	1	176,809	92.7%	92.7%	55.36
Subtotal		8	2,783,255	83.8%	89.1%	$69.66

Reston Next [6]	Reston VA	2	1,063,296	71.8%	93.7%	$59.18
South of Market	Reston VA	3	623,250	99.6%	99.6%	55.33
Fountain Square	Reston VA	2	524,423	84.1%	88.1%	53.65
One Freedom Square	Reston VA	1	427,956	85.1%	85.1%	54.95
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	52.11
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.08
One Reston Overlook	Reston VA	1	319,519	89.7%	89.7%	48.12
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	71.42
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.28
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	65.18
Fountain Square Retail [5]	Reston VA	1	198,172	82.5%	86.7%	52.10
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	52.31
Avant Retail [5,6]	Reston VA	1	26,179	100.0%	100.0%	59.76
Subtotal		19	4,903,917	88.6%	94.0%	$55.83

Q3 2023
In-service property listing (continued)

as of September 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
WASHINGTON, DC (continued)
7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.49
Wisconsin Place Office	Montgomery County MD	1	301,327	67.1%		67.8%		42.85
Kingstowne Two	Springfield VA	1	156,005	85.5%		85.5%		39.92
Kingstowne One	Springfield VA	1	153,401	44.1%		44.1%		39.34
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.36
Shady Grove Innovation District [8]	North Rockville MD	2	133,651	72.2%		72.2%		18.00
Subtotal		7	1,568,245	84.4%		84.5%		$37.37

Washington, DC Office Total:		34	9,255,417	86.5%		90.9%		$56.77

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Washington, DC Residential Total:		1	517,783

Washington, DC Total:		35	9,773,200

Total In-Service Properties: [9]		179	50,716,356	88.8%	[10]	90.4%	[10]	$78.33	[10]

BXP’s Share of Total In-Service Properties: [3,9]				88.7%	[10]	90.4%	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 37-53.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4This is an unconsolidated joint venture property.
5This is a retail property.
6 Not included in the Same Property analysis.
7On July 20, 2023, the Company completed and fully placed in-service 140 Kendrick Street - Building A, redevelopment project with approximately 104,000 net rentable square feet in Needham, Massachusetts. 140 Kendrick Street - Building A is not included in the Same Property analysis.
8Property held for redevelopment.
9Excludes Metropolitan Square located in Washington, DC. For details related to Metropolitan Square, see page 34.
10Excludes hotel and residential properties. For additional detail, see pages 19-20.

Q3 2023
Top 20 clients listing and portfolio client diversification
as of September 30, 2023
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.40%	8.3
2	Google	2.81%	13.6
3	Biogen	2.59%	3.9
4	Akamai Technologies	2.09%	11.1
5	Fannie Mae	1.52%	13.9
6	Kirkland & Ellis	1.45%	14.1
7	Ropes & Gray	1.43%	6.6
8	Millennium Management	1.23%	7.3
9	Wellington Management	1.22%	12.4
10	WeWork	1.17%	8.6
11	Microsoft	1.16%	10.0
12	Weil Gotshal & Manges	1.10%	10.6
13	Arnold & Porter Kaye Scholer	1.09%	8.8
14	Shearman & Sterling	1.05%	16.8
15	Bank of America	0.90%	11.7
16	Snap	0.87%	2.5
17	Morrison & Foerster	0.86%	7.0
18	Leidos	0.84%	9.6
19	Aramis (Estee Lauder)	0.82%	16.5
20	Mass Financial Services	0.81%	14.4
	BXP’s Share of Annualized Rental Obligations	28.43%
	BXP’s Share of Square Feet [1]	22.76%
	Weighted Average Remaining Lease Term (years)		10.1

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	566,000
The Broad Institute	300 Binney Street	225,000
Volkswagen Group of America	Reston Next	200,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q3 2023
Occupancy by location
as of September 30, 2023

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-23	30-Jun-23	30-Sep-23	30-Jun-23	30-Sep-23	30-Jun-23
Boston	96.0%	95.6%	79.2%	79.6%	90.8%	90.7%
Los Angeles	85.9%	86.0%	—%	—%	85.9%	86.0%
New York	92.1%	90.3%	81.1%	79.9%	90.2%	88.5%
San Francisco	89.3%	89.1%	80.6%	85.2%	87.1%	88.2%
Seattle	84.7%	87.9%	—%	—%	84.7%	87.9%
Washington, DC	83.8%	78.5%	87.6%	88.3%	86.5%	84.9%
Total Portfolio	91.4%	90.2%	83.2%	84.0%	88.8%	88.3%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-23	30-Sep-22	30-Sep-23	30-Sep-22	30-Sep-23	30-Sep-22
Boston	95.9%	95.3%	77.8%	84.8%	90.4%	92.1%
Los Angeles	85.9%	90.0%	—%	—%	85.9%	90.0%
New York	92.0%	89.0%	81.1%	78.9%	90.0%	87.1%
San Francisco	89.3%	89.3%	78.0%	80.6%	86.7%	87.3%
Seattle	84.7%	89.1%	—%	—%	84.7%	89.1%
Washington, DC	87.7%	88.6%	90.7%	91.3%	89.8%	90.5%
Total Portfolio	91.7%	91.2%	83.4%	85.9%	89.2%	89.6%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2023
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	—
Unsecured Term Loan	1,200,000
Unsecured Senior Notes, at face value	10,550,000
Outstanding Principal	15,050,000
Discount on Unsecured Senior Notes	(14,027)
Deferred Financing Costs, Net	(74,258)
Consolidated Debt	$14,961,715
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	$700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
				$10,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,939	156,939	$9,334,732
Common Operating Partnership Units	18,582	18,582	1,105,257
Total Equity		175,521	$10,439,989

Consolidated Debt (A)			$14,961,715
Add: BXP’s share of unconsolidated joint venture debt [3]			1,518,195
Less: Partners’ share of consolidated debt [4]			1,359,877
BXP’s Share of Debt [5] (B)			$15,120,033

Consolidated Market Capitalization (C)			$25,401,704
BXP’s Share of Market Capitalization [5] (D)			$25,560,022
Consolidated Debt/Consolidated Market Capitalization (A÷C)			58.90%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			59.16%

_____________
1All unsecured senior notes are rated BBB+ (negative), and Baa1 (negative) by S&P and Moody’s, respectively.
2Values are based on the September 29, 2023 closing price of $59.48 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 34.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 32.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2023
Debt analysis [1]
as of September 30, 2023
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at September 30, 2023	Letters of Credit	Remaining Capacity at September 30, 2023
Unsecured Line of Credit	$1,815,000	$—	$6,727	$1,808,273

UNSECURED TERM LOAN - MATURES MAY 16, 2024 2, 3

	Facility	Outstanding at September 30, 2023
Unsecured Term Loan	$1,200,000	$1,200,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [4]	Maturity (years)
Unsecured Debt [3]	78.10%	4.01%	4.12%	4.9
Secured Debt	21.90%	3.24%	3.42%	5.1
Consolidated Debt	100.00%	3.84%	3.97%	4.9

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [4]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt [3]	100.00%	3.84%	3.97%	4.9
Consolidated Debt	100.00%	3.84%	3.97%	4.9

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 34.
2The Unsecured Term Loan matures on May 16, 2024, with one, 12-month extension option, subject to customary conditions.
3On May 2, 2023, the Company entered into four interest rate swap contracts with notional amounts aggregating $1.2 billion to effectively fix Term SOFR, the reference rate for the Unsecured Term Loan, at a weighted-average rate of 4.6420% for the period commencing on May 4, 2023 and ending on May 16, 2024.
4The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2023
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2023 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.8%	44.4%
Secured Debt/Total Assets	Less than 50%	14.4%	13.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.22	3.22
Unencumbered Assets/ Unsecured Debt	Greater than 150%	231.2%	252.5%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2023
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-23	30-Jun-23
Net income (loss) attributable to Boston Properties, Inc.	$(111,826)	$104,299
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,626)	12,117
Noncontrolling interest in property partnerships	20,909	19,768
Net income (loss)	(103,543)	136,184
Add:
Interest expense	147,812	142,473
Depreciation and amortization expense	207,435	202,577
Less:
Gains on sales of real estate	517	—
Loss from unconsolidated joint ventures	(247,556)	(6,668)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	40,202	43,491
EBITDAre [1]	538,945	531,393
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	51,102	49,497
BXP’s Share of EBITDAre [1] (A)	487,843	481,896
Add:
Stock-based compensation expense	4,843	14,935
BXP’s Share of straight-line ground rent expense adjustment [1]	854	811
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	(5,963)	3,231
Less:
BXP’s Share of straight-line rent [1]	16,647	24,927
BXP’s Share of fair value lease revenue [1]	3,907	6,776
Amortization and accretion related to sales type lease	233	229
BXP’s Share of EBITDAre – cash [1]	$466,790	$468,941

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,951,372	$1,927,584

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-23	30-Jun-23
Consolidated debt	$14,961,715	$15,456,205
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	882,647	1,581,575
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	14,079,068	13,874,630
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,518,195	1,609,671
Partners’ share of cash and cash equivalents from consolidated joint ventures	103,492	109,668
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	104,383	122,784
Partners’ share of consolidated joint venture debt [3]	1,359,877	1,359,380
BXP’s share of related party note receivable	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$14,205,995	$14,081,305

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.28	7.31
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2023, see pages 34 and 63.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2023, see pages 32 and 61.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2023
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-23	30-Jun-23
BXP’s Share of interest expense [1]	$161,038	$155,004
Less:
BXP’s Share of hedge amortization, net of costs [1]	(473)	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of amortization of financing costs [1]	5,264	5,274
Adjusted interest expense excluding capitalized interest (A)	155,748	147,481
Add:
BXP’s Share of capitalized interest [1]	11,582	12,387
Adjusted interest expense including capitalized interest (B)	$167,330	$159,868

BXP’s Share of EBITDAre – cash [1,2] (C)	$466,790	$468,941

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.00	3.18
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.79	2.93

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-23	30-Jun-23
BXP’s Share of interest expense [1]	$161,038	$155,004
Less:
BXP’s Share of hedge amortization, net of costs [1]	(473)	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of amortization of financing costs [1]	5,264	5,274
Add:
BXP’s Share of capitalized interest [1]	11,582	12,387
BXP’s Share of maintenance capital expenditures [1]	16,995	24,132
Hotel improvements, equipment upgrades and replacements	141	306
Total Fixed Charges (A)	$184,466	$184,306

BXP’s Share of EBITDAre – cash [1,2] (B)	$466,790	$468,941
Fixed Charge Coverage Ratio (B÷A)	2.53	2.54

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 30.

Q3 2023
Consolidated joint ventures
d
as of September 30, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
			100 Federal Street
	767 Fifth Avenue		Atlantic Wharf Office	Total Consolidated
ASSETS	(The GM Building) [1]		343 Madison Avenue [2]	Joint Ventures

Real estate, net [3]	$3,204,276		$2,440,518	$5,644,794
Cash and cash equivalents	99,919		141,164	241,083
Other assets	314,667		406,973	721,640
Total assets	$3,618,862		$2,988,655	$6,607,517

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,287,109		$988,843	$3,275,952
Other liabilities [3]	82,959		235,743	318,702
Total liabilities	2,370,068		1,224,586	3,594,654
Equity:
Boston Properties, Inc.	750,914		672,916	1,423,830
Noncontrolling interests	497,880		1,091,153	1,589,033	[4]
Total equity	1,248,794		1,764,069	3,012,863
Total liabilities and equity	$3,618,862		$2,988,655	$6,607,517

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [5]	$39,968		$63,524	$103,492

Partners’ share of consolidated debt [5]	$914,898	[6]	$444,979	$1,359,877

_____________
1Certain balances contain amounts that eliminate in consolidation.
2See Land Parcels and Purchase Options section of this Supplemental package on page 16.
3On August 1, 2023, the Company recorded approximately $160.1 million and $134.5 million of Right of Use Assets – Operating Leases and Lease Liabilities – Operating Leases, respectively, related to the 99-year ground lease in New York City with the Metropolitan Square Transportation Authority. For additional details, see page 16.
4Amount excludes preferred shareholders’ capital of approximately $0.1 million.
5Amounts represent the partners’ share based on their respective ownership percentages.
6Amount adjusted for basis differentials.

Q3 2023
Consolidated joint ventures (continued)
for the three months ended September 30, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
	767 Fifth Avenue	Atlantic Wharf Office	Total Consolidated
	(The GM Building)	343 Madison Avenue [1]	Joint Ventures
Revenue
Lease [2]	$76,788	$100,329	$177,117
Straight-line rent	5,379	8,537	13,916
Fair value lease revenue	327	14	341
Termination income	—	287	287
Total lease revenue	82,494	109,167	191,661
Parking and other	—	2,400	2,400
Total rental revenue [3]	82,494	111,567	194,061
Expenses
Operating	33,347	40,449	73,796
Net Operating Income (NOI)	49,147	71,118	120,265

Other income (expense)
Development and management services revenue	—	—	—
Loss from investment in securities	—	(3)	(3)
Interest and other income	1,092	1,651	2,743
Interest expense	(21,355)	(7,736)	(29,091)
Depreciation and amortization expense	(17,244)	(23,661)	(40,905)
General and administrative expense	(76)	(99)	(175)
Total other income (expense)	(37,583)	(29,848)	(67,431)
Net income	$11,564	$41,270	$52,834

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
	767 fifth Avenue	Atlantic Wharf Office	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	343 Madison Avenue [1]	Joint Ventures
Net income	$11,564	$41,270	$52,834
Add: Depreciation and amortization expense	17,244	23,661	40,905
Entity FFO	$28,808	$64,931	$93,739

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,589	$17,320	$20,909
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,259	10,915	18,174
Partners’ share FFO [4]	$10,848	$28,235	$39,083

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,975	$23,950	$31,925
Depreciation and amortization expense - BXP’s basis difference	58	389	447
BXP’s share of depreciation and amortization expense	9,927	12,357	22,284
BXP’s share of FFO	$17,960	$36,696	$54,656
_____________
1 See Land Parcels and Purchase Options section of this Supplemental package on page 16.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2023
Unconsolidated joint ventures [1]

as of September 30, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	58,174	166,570	September 5, 2024	6.80%	6.95%
Podium	50.00%	46,811	76,546	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	45,413	91,906	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,033	—	—	—%	—%
1265 Main Street	50.00%	3,564	17,333	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	158,561	164,473	July 19, 2025	4.06%	4.23%
Colorado Center	50.00%	237,286	274,655	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,021	—	—	—%	—%
New York
Dock 72	50.00%	(12,195)	98,686	December 18, 2025	7.82%	8.08%
360 Park Avenue South [3,4]	42.21%	59,979	92,353	December 14, 2024	7.83%	8.28%
200 Fifth Avenue [4]	26.69%	83,244	150,193	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [5]	25.00%	115,142	20,000	February 9, 2024	9.04%	9.04%
San Francisco
Platform 16 [4]	55.00%	35,719	—	—	—%	—%
Gateway Commons	50.00%	362,995	—	—	—%	—%
751 Gateway	49.00%	90,733	—	—	—%	—%
Seattle
Safeco Plaza [4,6]	33.67%	42,330	83,841	September 1, 2026	4.82%	4.96%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	50,442	125,661	April 26, 2024	6.68%	6.83%
1001 6th Street	50.00%	44,506	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	17,428	—	—	—%	—%
Market Square North	50.00%	(6,020)	62,259	November 10, 2025	7.74%	7.92%
Wisconsin Place Parking Facility	33.33%	30,890	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(9,815)	31,104	June 5, 2026	6.83%	7.16%
901 New York Avenue	25.00%	(11,944)	52,116	January 5, 2025	3.61%	3.69%
Skymark - Reston Next Residential	20.00%	14,551	10,499	May 13, 2026	7.33%	7.65%
Metropolitan Square [8]	20.00%	—	—	—	—%	—%
		1,496,848
Investments with deficit balances reflected within Other Liabilities		39,974
Investments in Unconsolidated Joint Ventures		$1,536,822
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,518,195

Q3 2023
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	43.46%	6.95%	7.15%	1.5
Fixed Rate Debt	56.54%	4.35%	4.67%	6.4
Total Debt	100.00%	5.48%	5.75%	4.3

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees and the effects of hedging transactions (if any).
3The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
4The Company recognized non-cash impairment charges related to its investments in 360 Park Avenue South, 200 Fifth Avenue, Platform 16, and Safeco Plaza of approximately $54.0 million, $33.4 million, $155.2 million, and $29.9 million respectively in Q3 2023.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6Safeco Plaza entered into an interest rate cap agreement during Q3 2023 that capped SOFR at 2.50%.
7The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan had been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
8A joint venture in which the Company owned a 20% equity interest (with an institutional investor owning the remaining 80%) completed a two-step restructuring of the ownership in Metropolitan Square, which resulted in (i) an affiliate of the existing mezzanine lender purchasing the property and becoming the new property owner, and the Company no longer having an equity interest in the property and (ii) an affiliate of the Company becoming a co-lender of up to $20.0 million under a new $100.0 million mezzanine loan (“New Mezz Loan”). Prior to the restructuring, the property was encumbered by an aggregate of $420.0 million of debt, consisting of a senior loan with an outstanding principal balance of $305.0 million (“Senior Loan”) and the existing $115.0 mezzanine loan (“Existing Mezz Loan”).
a.Step one of the restructuring was completed on September 13, 2023, and resulted in, among other things, (i) the cessation of the Company’s obligation to fund future investments through its then 20% equity interest, which caused the Company to recognize a gain on investment of approximately $35.8 million related to its deficit investment balance, which was primarily due to excess distributions, and (ii) the removal of the property from the Company’s in-service portfolio.
b.Step two of the restructuring was completed on October 2, 2023, and included (i) the sale of the property and assignment of the Senior Loan to the new owner, and (ii) the closing of a New Mezz Loan with a maximum principal amount of $100.0 million that is senior to the Existing Mezz Loan and subordinate only to the Senior Loan. The New Mezz Loan may be drawn upon for future lease-up, operating and other costs on an as needed basis, and amounts borrowed will bear interest at a per annum rate of 12%, compounded monthly. An affiliate of the Company will fund 20%, or up to $20.0 million, of any amounts borrowed under the New Mezz Loan. In addition, the Company will continue to provide property management and leasing services to the property with the potential to earn additional incentive fees. Metropolitan Square is a 657,000 square foot premier workplace located at 655 15th Street, NW in the heart of downtown Washington, DC.

Q3 2023
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,452	$35,503		$23,703		$12,418		$6,781	$28,949		$131,806
Straight-line rent	1,883	(1,147)		1,125		1,274		526	4,002		7,663
Fair value lease revenue	—	116		1,538		18		1,134	—		2,806
Termination income	—	1,000		—		—		—	—		1,000
Total lease revenue	26,335	35,472		26,366		13,710		8,441	32,951		143,275
Parking and other	1,072	3,771		69		304		467	1,794		7,477
Total rental revenue [3]	27,407	39,243		26,435		14,014		8,908	34,745		150,752
Expenses
Operating	11,516	15,923		14,067		5,513		3,343	14,374		64,736
Net operating income/(loss)	15,891	23,320		12,368		8,501		5,565	20,371		86,016

Other income/(expense)
Development and management services revenue	—	—		596		—		—	—		596
Interest and other income	343	624		288		(5)		122	831		2,203
Interest expense	(11,861)	(11,964)		(13,517)		—		(4,171)	(19,224)		(60,737)
Unrealized gain on derivative instruments	—	—		10,242		—		—	—		10,242
Transaction costs	(47)	—		—		—		(31)	—		(78)
Depreciation and amortization expense	(8,392)	(12,294)		(8,698)		(5,118)		(5,312)	(10,026)		(49,840)
General and administrative expense	(130)	(126)		(120)		—		—	(7)		(383)
Total other income/(expense)	(20,087)	(23,760)		(11,209)		(5,123)		(9,392)	(28,426)		(97,997)
Net income/(loss)	$(4,196)	$(440)		$1,159		$3,378		$(3,827)	$(8,055)		$(11,981)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(2,098)	$(460)		$(1,046)		$1,678		$(1,293)	$(1,257)	[4]	$(4,476)
Basis differential
Straight-line rent	$—	$90	[5]	$347	[5]	$7	[5]	$—	$—		$444
Fair value lease revenue	—	301	[5]	117	[5]	(220)	[5]	—	—		198
Fair value interest adjustment	—	—		(499)		—		—	—		(499)
Amortization of financing costs	—	—		113		—		—	—		113
Unrealized gain on derivative instruments	—	—		(2,734)		—		—	—		(2,734)
Depreciation and amortization expense	(7)	(1,088)	[5]	(2,019)	[5]	(506)	[5]	—	(135)		(3,755)
Gain on investment	—	—		—		—		—	35,756	[6]	35,756
Impairment loss on investment [7]	—	—		(87,436)		(155,245)		(29,922)	—		(272,603)
Total basis differential [8]	(7)	(697)	[5]	(92,111)	[5]	(155,964)	[5]	(29,922)	35,621		(243,080)
Income/(loss) from unconsolidated joint ventures	(2,105)	(1,157)		(93,157)		(154,286)		(31,215)	34,364	[4]	(247,556)
Add:
BXP’s share of depreciation and amortization expense	4,203	7,582		5,108		3,061		1,788	3,924	[4]	25,666
Impairment loss on investment [7]	—	—		87,436		155,245		29,922	—		272,603
Less:
Gain on investment	—	—		—		—		—	35,756	[6]	35,756
BXP’s share of FFO	$2,098	$6,425		$(613)		$4,020		$495	$2,532		$14,957
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 See page 35 for more information.
7 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures, see page 35.
8 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2023
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	970,452	867,605	54,742,763	63.10	54,762,588	63.12	2.20%	[4]
2024	2,591,457	2,306,437	149,466,197	64.80	149,909,108	65.00	5.84%
2025	2,937,629	2,502,440	180,425,987	72.10	183,907,524	73.49	6.33%
2026	3,254,939	2,588,821	194,552,038	75.15	202,647,794	78.28	6.55%
2027	2,285,845	2,056,702	154,274,163	75.01	165,555,962	80.50	5.21%
2028	3,364,220	2,634,943	218,882,100	83.07	238,881,569	90.66	6.67%
2029	3,699,494	3,262,802	233,120,992	71.45	265,144,879	81.26	8.26%
2030	2,753,561	2,645,085	203,318,779	76.87	223,155,047	84.37	6.69%
2031	2,190,019	1,914,472	159,654,611	83.39	177,900,637	92.92	4.85%
2032	2,301,188	1,905,742	149,520,287	78.46	176,057,428	92.38	4.82%
Thereafter	14,634,858	11,659,222	930,209,253	79.78	1,129,148,868	96.85	29.51%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	93,566	92,351	7,209,593	78.07	7,209,593	78.07	3.90%	[4]
2024	57,120	56,120	3,903,444	69.56	3,922,351	69.89	2.37%
2025	121,912	105,380	8,271,274	78.49	8,605,302	81.66	4.45%
2026	109,944	96,426	21,373,787	221.66	22,868,653	237.16	4.08%
2027	127,249	116,833	13,285,522	113.71	13,845,926	118.51	4.94%
2028	90,902	89,125	10,565,579	118.55	11,063,726	124.14	3.77%
2029	140,200	117,101	13,179,873	112.55	14,249,023	121.68	4.95%
2030	138,145	99,626	9,233,013	92.68	10,155,120	101.93	4.21%
2031	61,245	52,966	4,531,739	85.56	5,135,293	96.95	2.24%
2032	101,253	99,123	7,231,104	72.95	8,476,531	85.52	4.19%
Thereafter	973,120	774,140	84,056,691	108.58	119,030,793	153.76	32.72%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	1,064,018	959,956	61,952,356	64.54	61,972,181	64.56	2.29%	[4]
2024	2,648,577	2,362,557	153,369,641	64.92	153,831,459	65.11	5.64%
2025	3,059,541	2,607,820	188,697,261	72.36	192,512,826	73.82	6.23%
2026	3,364,883	2,685,247	215,925,825	80.41	225,516,447	83.98	6.41%
2027	2,413,094	2,173,535	167,559,685	77.09	179,401,888	82.54	5.19%
2028	3,455,122	2,724,068	229,447,679	84.23	249,945,295	91.75	6.51%
2029	3,839,694	3,379,903	246,300,865	72.87	279,393,902	82.66	8.07%
2030	2,891,706	2,744,711	212,551,792	77.44	233,310,167	85.00	6.55%
2031	2,251,264	1,967,438	164,186,350	83.45	183,035,930	93.03	4.70%
2032	2,402,441	2,004,865	156,751,391	78.19	184,533,959	92.04	4.79%
Thereafter	15,607,978	12,433,362	1,014,265,944	81.58	1,248,179,661	100.39	29.69%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	440,139	410,566	24,732,684	60.24	24,740,074	60.26	[4]
2024	517,524	478,249	28,719,208	60.05	29,419,447	61.51
2025	943,836	921,321	57,556,216	62.47	58,468,960	63.46
2026	811,480	778,618	53,557,650	68.79	56,061,252	72.00
2027	699,311	691,511	49,830,260	72.06	54,160,578	78.32
2028	998,452	982,861	86,240,481	87.74	94,470,191	96.12
2029	1,189,512	1,056,302	64,105,449	60.69	76,704,360	72.62
2030	1,473,271	1,466,598	99,572,186	67.89	107,965,748	73.62
2031	568,599	501,163	31,122,660	62.10	34,441,670	68.72
2032	527,583	527,583	47,690,020	90.39	54,588,143	103.47
Thereafter	5,103,197	4,158,383	334,829,714	80.52	406,827,513	97.83

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	44,900	44,900	2,909,962	64.81	2,909,962	64.81
2024	16,335	16,335	969,536	59.35	969,536	59.35
2025	41,902	41,587	3,694,103	88.83	3,724,514	89.56
2026	26,513	26,513	5,298,105	199.83	5,490,513	207.09
2027	67,909	61,595	9,722,319	157.84	10,125,220	164.38
2028	43,451	43,451	7,019,593	161.55	7,347,024	169.09
2029	64,164	62,814	8,080,088	128.64	8,751,874	139.33
2030	92,892	57,592	5,544,381	96.27	5,890,647	102.28
2031	4,266	4,266	602,630	141.26	663,828	155.61
2032	65,011	64,420	4,764,330	73.96	5,645,504	87.64
Thereafter	454,430	380,107	30,885,912	81.26	53,322,785	140.28

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	485,039	455,466	27,642,646	60.69	27,650,036	60.71	[4]
2024	533,859	494,584	29,688,744	60.03	30,388,983	61.44
2025	985,738	962,908	61,250,319	63.61	62,193,474	64.59
2026	837,993	805,131	58,855,755	73.10	61,551,765	76.45
2027	767,220	753,106	59,552,579	79.08	64,285,798	85.36
2028	1,041,903	1,026,312	93,260,074	90.87	101,817,215	99.21
2029	1,253,676	1,119,116	72,185,537	64.50	85,456,234	76.36
2030	1,566,163	1,524,190	105,116,567	68.97	113,856,395	74.70
2031	572,865	505,429	31,725,290	62.77	35,105,498	69.46
2032	592,594	592,003	52,454,350	88.60	60,233,647	101.75
Thereafter	5,557,627	4,538,490	365,715,626	80.58	460,150,298	101.39
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	181,904	181,904	13,976,507	76.83	13,976,507	76.83	[4]
Q4 2023	258,235	228,662	10,756,177	47.04	10,763,567	47.07
Total 2023	440,139	410,566	24,732,684	60.24	24,740,074	60.26

Q1 2024	143,914	115,644	7,523,033	65.05	8,101,688	70.06
Q2 2024	181,668	180,608	11,257,159	62.33	11,315,146	62.65
Q3 2024	54,451	44,507	2,482,819	55.78	2,497,691	56.12
Q4 2024	137,491	137,491	7,456,197	54.23	7,504,922	54.58
Total 2024	517,524	478,249	28,719,208	60.05	29,419,447	61.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	44,900	44,900	2,909,962	64.81	2,909,962	64.81
Total 2023	44,900	44,900	2,909,962	64.81	2,909,962	64.81

Q1 2024	2,902	2,902	381,293	131.39	381,293	131.39
Q2 2024	—	—	—	—	—	—
Q3 2024	298	298	161,782	542.89	161,782	542.89
Q4 2024	13,135	13,135	426,461	32.47	426,461	32.47
Total 2024	16,335	16,335	969,536	59.35	969,536	59.35

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	181,904	181,904	13,976,507	76.83	13,976,507	76.83	[4]
Q4 2023	303,135	273,562	13,666,139	49.96	13,673,529	49.98
Total 2023	485,039	455,466	27,642,646	60.69	27,650,036	60.71

Q1 2024	146,816	118,546	7,904,326	66.68	8,482,981	71.56
Q2 2024	181,668	180,608	11,257,159	62.33	11,315,146	62.65
Q3 2024	54,749	44,805	2,644,601	59.02	2,659,473	59.36
Q4 2024	150,626	150,626	7,882,658	52.33	7,931,383	52.66
Total 2024	533,859	494,584	29,688,744	60.03	30,388,983	61.44
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	4,668	2,567	175,662	68.43	175,662	68.43
2024	88,895	48,892	3,551,269	72.63	3,597,623	73.58
2025	12,255	6,740	533,753	79.19	570,122	84.58
2026	606,033	333,318	24,331,953	73.00	25,953,426	77.86
2027	28,614	15,738	953,393	60.58	1,071,104	68.06
2028	305,816	158,419	12,612,307	79.61	14,706,223	92.83
2029	418,301	212,570	15,098,528	71.03	17,738,910	83.45
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
2032	241,672	121,023	9,912,105	81.90	12,759,997	105.43
Thereafter	186,894	93,447	6,117,875	65.47	10,985,280	117.56

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	2,000	1,000	7,860	7.86	7,860	7.86
2025	17,218	9,381	551,377	58.77	573,790	61.16
2026	5,827	3,205	355,838	111.03	374,357	116.81
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,262,581	60.22	1,350,835	64.43
2030	5,283	2,906	345,513	118.91	407,552	140.26
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
Thereafter	17,993	8,997	354,462	39.40	449,105	49.92

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	4,668	2,567	175,662	68.43	175,662	68.43
2024	90,895	49,892	3,559,129	71.34	3,605,483	72.27
2025	29,473	16,121	1,085,130	67.31	1,143,912	70.96
2026	611,860	336,523	24,687,791	73.36	26,327,783	78.23
2027	28,614	15,738	953,393	60.58	1,071,104	68.06
2028	305,816	158,419	12,612,307	79.61	14,706,223	92.83
2029	456,419	233,535	16,361,109	70.06	19,089,745	81.74
2030	5,283	2,906	345,513	118.90	407,552	140.25
2031	—	—	—	—	—	—
2032	241,672	121,023	9,912,105	81.90	12,759,997	105.43
Thereafter	204,887	102,444	6,472,337	63.18	11,434,385	111.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2023
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	4,668	2,567	175,662	68.43	175,662	68.43
Total 2023	4,668	2,567	175,662	68.43	175,662	68.43

Q1 2024	41,335	22,734	1,651,864	72.66	1,676,623	73.75
Q2 2024	—	—	—	—	—	—
Q3 2024	25,347	13,941	1,095,000	78.55	1,095,000	78.55
Q4 2024	22,213	12,217	804,406	65.84	826,000	67.61
Total 2024	88,895	48,892	3,551,269	72.63	3,597,623	73.58

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,860	7.86	7,860	7.86
Q4 2024	—	—	—	—	—	—
Total 2024	2,000	1,000	7,860	7.86	7,860	7.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	4,668	2,567	175,662	68.43	175,662	68.43
Total 2023	4,668	2,567	175,662	68.43	175,662	68.43

Q1 2024	41,335	22,734	1,651,864	72.66	1,676,623	73.75
Q2 2024	—	—	—	—	—	—
Q3 2024	27,347	14,941	1,102,860	73.81	1,102,860	73.81
Q4 2024	22,213	12,217	804,406	65.84	826,000	67.61
Total 2024	90,895	49,892	3,559,129	71.34	3,605,483	72.27
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2023
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	58,300	35,587	3,632,258	102.07	3,632,258	102.07
2024	955,686	808,971	54,447,599	67.30	54,939,862	67.91
2025	937,759	627,062	51,903,105	82.77	52,042,768	82.99
2026	763,374	558,863	41,245,154	73.80	41,827,654	74.84
2027	398,606	339,700	25,483,076	75.02	26,079,922	76.77
2028	634,922	438,896	40,105,191	91.38	41,503,971	94.56
2029	836,817	804,359	74,069,893	92.09	79,406,136	98.72
2030	744,480	692,715	63,422,760	91.56	68,415,880	98.76
2031	397,288	347,169	26,396,178	76.03	28,043,236	80.78
2032	147,795	107,124	7,820,915	73.01	8,008,719	74.76
Thereafter	5,026,683	3,566,451	339,850,262	95.29	403,591,867	113.16

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	11,965	11,226	2,705,097	240.96	2,705,097	240.96
2024	4,057	4,057	767,903	189.28	780,429	192.37
2025	4,179	4,179	360,000	86.15	480,000	114.86
2026	27,022	21,595	13,122,355	607.66	14,010,442	648.79
2027	—	—	—	—	—	—
2028	2,424	647	194,807	301.11	210,981	326.11
2029	8,463	4,557	1,498,148	328.75	1,709,506	375.13
2030	2,895	2,053	671,758	327.27	787,497	383.66
2031	13,633	10,123	1,424,507	140.72	1,700,994	168.03
2032	12,182	10,643	860,270	80.83	1,064,162	99.99
Thereafter	264,893	155,240	43,053,497	277.34	53,589,831	345.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	70,265	46,813	6,337,355	135.38	6,337,355	135.38
2024	959,743	813,028	55,215,502	67.91	55,720,291	68.53
2025	941,938	631,241	52,263,105	82.79	52,522,768	83.21
2026	790,396	580,458	54,367,509	93.66	55,838,096	96.20
2027	398,606	339,700	25,483,076	75.02	26,079,922	76.77
2028	637,346	439,543	40,299,998	91.69	41,714,952	94.91
2029	845,280	808,916	75,568,041	93.42	81,115,642	100.28
2030	747,375	694,768	64,094,518	92.25	69,203,377	99.61
2031	410,921	357,292	27,820,685	77.87	29,744,230	83.25
2032	159,977	117,767	8,681,185	73.71	9,072,881	77.04
Thereafter	5,291,576	3,721,691	382,903,759	102.88	457,181,698	122.84
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2023
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	58,300	35,587	3,632,258	102.07	3,632,258	102.07
Total 2023	58,300	35,587	3,632,258	102.07	3,632,258	102.07

Q1 2024	299,768	297,192	11,741,363	39.51	11,741,363	39.51
Q2 2024	270,648	152,194	13,331,575	87.60	13,846,361	90.98
Q3 2024	191,741	172,221	14,435,910	83.82	14,451,688	83.91
Q4 2024	193,529	187,364	14,938,751	79.73	14,900,449	79.53
Total 2024	955,686	808,971	54,447,599	67.30	54,939,862	67.91

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	11,965	11,226	2,705,097	240.96	2,705,097	240.96
Total 2023	11,965	11,226	2,705,097	240.96	2,705,097	240.96

Q1 2024	1,140	1,140	459,275	402.87	471,801	413.86
Q2 2024	—	—	—	—	—	—
Q3 2024	2,917	2,917	308,628	105.80	308,628	105.80
Q4 2024	—	—	—	—	—	—
Total 2024	4,057	4,057	767,903	189.28	780,429	192.37

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	70,265	46,813	6,337,355	135.38	6,337,355	135.38
Total 2023	70,265	46,813	6,337,355	135.38	6,337,355	135.38

Q1 2024	300,908	298,332	12,200,638	40.90	12,213,164	40.94
Q2 2024	270,648	152,194	13,331,575	87.60	13,846,361	90.98
Q3 2024	194,658	175,138	14,744,538	84.19	14,760,316	84.28
Q4 2024	193,529	187,364	14,938,751	79.73	14,900,449	79.53
Total 2024	959,743	813,028	55,215,502	67.91	55,720,291	68.53
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2023
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	227,127	192,258	16,824,813	87.51	16,834,537	87.56	[4]
2024	637,576	591,832	43,796,519	74.00	42,690,014	72.13
2025	719,599	690,647	53,988,795	78.17	55,726,944	80.69
2026	704,051	612,959	55,582,471	90.68	57,822,938	94.33
2027	526,211	515,247	49,138,199	95.37	53,076,591	103.01
2028	618,063	588,076	53,205,485	90.47	59,066,012	100.44
2029	353,181	334,897	31,753,575	94.82	36,091,059	107.77
2030	350,234	338,621	31,609,616	93.35	36,745,321	108.51
2031	1,071,855	927,547	94,667,133	102.06	106,715,098	115.05
2032	303,153	272,636	24,010,947	88.07	30,036,933	110.17
Thereafter	777,461	777,461	80,178,502	103.13	93,203,376	119.88

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	19,506	19,506	1,252,047	64.19	1,252,047	64.19	[4]
2024	7,044	7,044	523,650	74.34	524,141	74.41
2025	27,142	27,142	1,958,126	72.14	2,129,667	78.46
2026	15,407	15,407	697,821	45.29	1,102,454	71.56
2027	13,794	13,794	748,180	54.24	804,288	58.31
2028	14,965	14,965	1,052,905	70.36	1,086,618	72.61
2029	3,403	3,403	314,295	92.36	349,835	102.80
2030	6,567	6,567	772,855	117.69	875,699	133.35
2031	14,256	10,902	571,841	52.46	593,962	54.48
2032	6,357	6,357	430,397	67.70	490,816	77.21
Thereafter	27,050	27,050	2,432,940	89.94	2,788,848	103.10

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	246,633	211,764	18,076,860	$85.36	18,086,584	85.41	[4]
2024	644,620	598,876	44,320,169	74.01	43,214,155	72.16
2025	746,741	717,789	55,946,921	77.94	57,856,611	80.60
2026	719,458	628,366	56,280,292	89.57	58,925,392	93.78
2027	540,005	529,041	49,886,379	94.30	53,880,879	101.85
2028	633,028	603,041	54,258,390	89.97	60,152,630	99.75
2029	356,584	338,300	32,067,870	94.79	36,440,894	107.72
2030	356,801	345,188	32,382,471	93.81	37,621,020	108.99
2031	1,086,111	938,449	95,238,974	101.49	107,309,060	114.35
2032	309,510	278,993	24,441,344	87.61	30,527,749	109.42
Thereafter	804,511	804,511	82,611,442	102.69	95,992,224	119.32
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	89,786	89,786	8,100,793	90.22	8,100,793	90.22	[4]
Q4 2023	137,341	102,472	8,724,020	85.14	8,733,743	85.23
Total 2023	227,127	192,258	16,824,813	87.51	16,834,537	87.56

Q1 2024	48,448	30,616	2,271,758	74.20	2,290,335	74.81
Q2 2024	290,878	273,202	18,424,181	67.44	16,913,316	61.91
Q3 2024	48,821	41,850	3,214,325	76.81	3,250,112	77.66
Q4 2024	249,429	246,165	19,886,255	80.78	20,236,251	82.21
Total 2024	637,576	591,832	43,796,519	74.00	42,690,014	72.13

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	12,345	12,345	836,766	67.78	836,766	67.78	[4]
Q4 2023	7,161	7,161	415,281	57.99	415,281	57.99
Total 2023	19,506	19,506	1,252,047	64.19	1,252,047	64.19

Q1 2024	6,624	6,624	504,905	76.22	504,905	76.22
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	420	420	18,744	44.63	19,236	45.80
Total 2024	7,044	7,044	523,650	74.34	524,141	74.41

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	102,131	102,131	8,937,559	87.51	8,937,559	87.51	[4]
Q4 2023	144,502	109,633	9,139,301	83.36	9,149,024	83.45
Total 2023	246,633	211,764	18,076,860	85.36	18,086,584	85.41

Q1 2024	55,072	37,240	2,776,663	74.56	2,795,240	75.06
Q2 2024	290,878	273,202	18,424,181	67.44	16,913,316	61.91
Q3 2024	48,821	41,850	3,214,325	76.81	3,250,112	77.66
Q4 2024	249,849	246,585	19,904,999	80.72	20,255,487	82.14
Total 2024	644,620	598,876	44,320,169	74.01	43,214,155	72.16
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	107,566	95,446	5,314,100	55.68	5,314,100	55.68	[4]
2024	3,340	2,698	165,334	61.28	167,979	62.26
2025	32,959	16,876	981,024	58.13	997,265	59.09
2026	34,510	33,642	1,988,042	59.09	2,093,885	62.24
2027	76,817	73,898	4,349,468	58.86	4,667,274	63.16
2028	646,975	310,444	17,091,715	55.06	18,631,669	60.02
2029	254,663	234,605	14,349,056	61.16	16,684,267	71.12
2030	33,054	33,054	2,004,357	60.64	2,281,026	69.01
2031	4,742	1,597	90,014	56.38	106,283	66.57
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	94,674	76.28	94,674	76.28
2027	—	—	—	—	—	—
2028	945	945	52,739	55.81	57,181	60.51
2029	1,040	350	6,303	18.00	7,306	20.87
2030	—	—	—	—	—	—
2031	3,048	3,048	190,425	62.48	223,130	73.21
2032	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	107,566	95,446	5,314,100	55.68	5,314,100	55.68	[4]
2024	3,340	2,698	165,334	61.28	167,979	62.26
2025	32,959	16,876	981,024	58.13	997,265	59.09
2026	38,196	34,883	2,082,716	59.71	2,188,559	62.74
2027	76,817	73,898	4,349,468	58.86	4,667,274	63.16
2028	647,920	311,389	17,144,454	55.06	18,688,850	60.02
2029	255,703	234,955	14,355,359	61.10	16,691,573	71.04
2030	33,054	33,054	2,004,357	60.64	2,281,026	69.01
2031	7,790	4,645	280,439	60.37	329,413	70.92
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	22,189	22,189	1,329,994	59.94	1,329,994	59.94	[4]
Q4 2023	85,377	73,257	3,984,106	54.39	3,984,106	54.39
Total 2023	107,566	95,446	5,314,100	55.68	5,314,100	55.68

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	165,334	61.28	167,979	62.26
Total 2024	3,340	2,698	165,334	61.28	167,979	62.26

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	22,189	22,189	1,329,994	59.94	1,329,994	59.94	[4]
Q4 2023	85,377	73,257	3,984,106	54.39	3,984,106	54.39
Total 2023	107,566	95,446	5,314,100	55.68	5,314,100	55.68

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	165,334	61.28	167,979	62.26
Total 2024	3,340	2,698	165,334	61.28	167,979	62.26
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	132,652	131,181	4,063,246	30.97	4,065,957	30.99	[4]
2024	388,436	375,795	18,786,268	49.99	19,094,183	50.81
2025	291,221	239,794	15,463,094	64.48	16,101,465	67.15
2026	335,491	271,421	17,846,768	65.75	18,888,639	69.59
2027	556,286	420,608	24,519,767	58.30	26,500,493	63.01
2028	159,992	156,247	9,626,921	61.61	10,503,503	67.22
2029	647,020	620,069	33,744,491	54.42	38,520,147	62.12
2030	152,522	114,097	6,709,860	58.81	7,747,072	67.90
2031	147,535	136,996	7,378,626	53.86	8,594,350	62.73
2032	1,016,248	825,988	56,276,639	68.13	66,072,534	79.99
Thereafter	3,520,326	3,056,646	168,884,366	55.25	214,058,379	70.03

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	17,195	16,719	342,487	20.49	342,487	20.49	[4]
2024	27,684	27,684	1,634,495	59.04	1,640,385	59.25
2025	31,471	23,091	1,707,668	73.95	1,697,331	73.51
2026	31,489	28,465	1,804,994	63.41	1,796,213	63.10
2027	45,546	41,444	2,815,023	67.92	2,916,418	70.37
2028	29,117	29,117	2,245,535	77.12	2,361,922	81.12
2029	25,012	25,012	2,018,458	80.70	2,079,667	83.15
2030	30,508	30,508	1,898,506	62.23	2,193,725	71.91
2031	26,042	24,627	1,742,336	70.75	1,953,379	79.32
2032	17,703	17,703	1,176,107	66.44	1,276,049	72.08
Thereafter	208,754	202,746	7,329,880	36.15	8,880,224	43.80

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	149,847	147,900	4,405,733	29.79	4,408,444	29.81	[4]
2024	416,120	403,479	20,420,763	50.61	20,734,568	51.39
2025	322,692	262,885	17,170,762	65.32	17,798,796	67.71
2026	366,980	299,886	19,651,762	65.53	20,684,852	68.98
2027	601,832	462,052	27,334,790	59.16	29,416,911	63.67
2028	189,109	185,364	11,872,456	64.05	12,865,425	69.41
2029	672,032	645,081	35,762,949	55.44	40,599,814	62.94
2030	183,030	144,605	8,608,366	59.53	9,940,797	68.74
2031	173,577	161,623	9,120,962	56.43	10,547,729	65.26
2032	1,033,951	843,691	57,452,746	68.10	67,348,583	79.83
Thereafter	3,729,080	3,259,392	176,214,246	54.06	222,938,603	68.40
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	18,605	18,605	615,758	33.10	615,758	33.10	[4]
Q4 2023	114,047	112,576	3,447,488	30.62	3,450,199	30.65
Total 2023	132,652	131,181	4,063,246	30.97	4,065,957	30.99

Q1 2024	26,686	21,087	1,285,886	60.98	1,289,072	61.13
Q2 2024	28,173	28,173	1,515,668	53.80	1,542,512	54.75
Q3 2024	53,773	46,730	2,037,716	43.61	2,089,256	44.71
Q4 2024	279,804	279,804	13,946,998	49.85	14,173,343	50.65
Total 2024	388,436	375,795	18,786,268	49.99	19,094,183	50.81

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	4,527	4,527	70,893	15.66	70,893	15.66	[4]
Q4 2023	12,668	12,192	271,594	22.28	271,594	22.28
Total 2023	17,195	16,719	342,487	20.49	342,487	20.49

Q1 2024	1,237	1,237	101,028	81.67	101,028	81.67
Q2 2024	14,584	14,584	987,320	67.70	987,320	67.70
Q3 2024	1,702	1,702	142,348	83.64	142,348	83.64
Q4 2024	10,161	10,161	403,799	39.74	409,689	40.32
Total 2024	27,684	27,684	1,634,495	59.04	1,640,385	59.25

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	23,132	23,132	686,651	29.68	686,651	29.68	[4]
Q4 2023	126,715	124,768	3,719,082	29.81	3,721,793	29.83
Total 2023	149,847	147,900	4,405,733	29.79	4,408,444	29.81

Q1 2024	27,923	22,324	1,386,914	62.13	1,390,100	62.27
Q2 2024	42,757	42,757	2,502,988	58.54	2,529,832	59.17
Q3 2024	55,475	48,432	2,180,064	45.01	2,231,604	46.08
Q4 2024	289,965	289,965	14,350,797	49.49	14,583,032	50.29
Total 2024	416,120	403,479	20,420,763	50.61	20,734,568	51.39
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - CBD properties [1,2,3]
as of September 30, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	234,978	205,405	11,374,121	55.37	11,381,511	55.41	[4]
2024	188,424	149,149	11,442,998	76.72	12,083,692	81.02
2025	321,070	298,240	24,638,997	82.61	25,236,945	84.62
2026	586,892	554,030	44,374,324	80.09	45,586,863	82.28
2027	497,297	483,182	43,850,052	90.75	48,183,208	99.72
2028	788,704	773,113	79,472,687	102.80	87,030,218	112.57
2029	793,838	659,278	49,767,479	75.49	59,669,744	90.51
2030	1,386,156	1,344,183	95,619,914	71.14	103,164,512	76.75
2031	38,500	31,404	2,589,436	82.45	3,030,209	96.49
2032	439,405	438,814	36,608,651	83.43	41,235,843	93.97
Thereafter	5,037,677	4,018,540	337,392,100	83.96	426,522,042	106.14

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	4,668	2,567	175,662	68.43	175,662	68.43
2024	90,895	49,892	3,559,129	71.34	3,605,483	72.27
2025	29,473	16,122	1,085,130	67.31	1,143,912	70.96
2026	611,860	336,523	24,687,791	73.36	26,327,783	78.23
2027	28,614	15,738	953,393	60.58	1,071,104	68.06
2028	305,816	158,419	12,612,307	79.61	14,706,223	92.83
2029	456,419	233,535	16,361,109	70.06	19,089,745	81.74
2030	5,283	2,906	345,513	118.91	407,552	140.26
2031	—	—	—	—	—	—
2032	241,672	121,023	9,912,105	81.9	12,759,997	105.43
Thereafter	204,887	102,444	6,472,337	63.18	11,434,385	111.62

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	69,389	45,937	6,305,842	137.27	6,305,842	137.27
2024	561,502	414,787	40,469,816	97.57	40,946,673	98.72
2025	688,670	377,973	42,247,625	111.77	42,343,151	112.03
2026	512,465	302,527	43,096,891	142.46	44,194,263	146.08
2027	200,551	141,645	18,081,953	127.66	18,389,549	129.83
2028	579,222	381,419	38,145,055	100.01	39,423,747	103.36
2029	655,479	619,115	67,794,951	109.5	73,322,540	118.43
2030	700,201	647,594	62,306,926	96.21	67,270,807	103.88
2031	249,645	196,016	21,204,162	108.18	22,790,741	116.27
2032	104,667	62,457	6,647,927	106.44	6,818,384	109.17
Thereafter	5,165,454	3,595,569	377,919,784	105.11	451,512,478	125.57

Q3 2023
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2023

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	155,811	155,811	14,214,936	91.23	14,220,283	91.27	[4]
2024	517,397	517,397	40,522,254	78.32	39,347,888	76.05
2025	328,425	328,425	30,038,546	91.46	30,926,968	94.17
2026	501,677	501,677	46,592,262	92.87	48,840,088	97.35
2027	435,736	435,736	43,017,743	98.72	46,295,151	106.25
2028	540,064	540,064	50,645,488	93.78	56,049,337	103.78
2029	290,821	290,821	30,380,618	104.47	34,475,953	118.55
2030	281,046	281,046	28,487,756	101.36	32,950,033	117.24
2031	795,397	795,397	84,928,239	106.77	94,616,391	118.95
2032	248,475	248,475	22,592,609	90.93	28,402,298	114.31
Thereafter	804,511	804,511	82,611,442	102.69	95,992,224	119.32

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	107,566	95,446	5,314,100	55.68	5,314,100	55.68	[4]
2024	3,340	2,698	165,334	61.28	167,979	62.26
2025	32,959	16,876	981,024	58.13	997,265	59.09
2026	38,196	34,883	2,082,716	59.71	2,188,559	62.74
2027	76,817	73,898	4,349,468	58.86	4,667,274	63.16
2028	647,920	311,389	17,144,455	55.06	18,688,850	60.02
2029	255,703	234,955	14,355,359	61.10	16,691,573	71.04
2030	33,054	33,054	2,004,357	60.64	2,281,026	69.01
2031	7,790	4,645	280,438	60.38	329,413	70.92
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	26,771	24,824	1,368,687	55.14	1,368,687	55.14
2024	34,143	21,502	1,144,485	53.23	1,160,366	53.97
2025	156,643	96,836	8,307,916	85.79	8,604,977	88.86
2026	169,935	102,841	9,137,122	88.85	9,583,409	93.19
2027	214,894	75,113	5,897,545	78.52	6,286,233	83.69
2028	74,058	70,313	5,233,434	74.43	5,732,623	81.53
2029	77,939	50,988	3,549,140	69.61	4,041,803	79.27
2030	72,929	34,504	2,251,628	65.26	2,766,199	80.17
2031	79,622	67,668	3,906,128	57.73	4,435,443	65.55
2032	537,435	347,175	26,062,369	75.07	30,183,571	86.94
Thereafter	857,195	755,293	46,848,450	62.03	62,519,343	82.77

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	250,061	250,061	16,268,526	65.06	16,268,526	65.06	[4]
2024	345,435	345,435	18,245,746	52.82	18,305,291	52.99
2025	664,668	664,668	36,611,321	55.08	36,956,530	55.60
2026	251,101	251,101	14,481,431	57.67	15,964,901	63.58
2027	269,923	269,923	15,702,527	58.17	16,102,590	59.66
2028	253,199	253,199	13,787,387	54.45	14,786,998	58.40
2029	459,838	459,838	22,418,057	48.75	25,786,490	56.08
2030	180,007	180,007	9,496,653	52.76	10,691,883	59.40
2031	534,365	474,025	29,135,854	61.46	32,075,289	67.67
2032	153,189	153,189	15,845,700	103.44	18,997,804	124.02
Thereafter	519,950	519,950	28,323,526	54.47	33,628,256	64.68

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	876	876	31,514	35.97	31,514	35.97
2024	398,241	398,241	14,745,687	37.03	14,773,618	37.10
2025	253,268	253,268	10,015,480	39.54	10,179,616	40.19
2026	277,931	277,931	11,270,617	40.55	11,643,832	41.89
2027	198,055	198,055	7,401,123	37.37	7,690,373	38.83
2028	58,124	58,124	2,154,944	37.07	2,291,205	39.42
2029	189,801	189,801	7,773,091	40.95	7,793,102	41.06
2030	47,174	47,174	1,787,592	37.89	1,932,570	40.97
2031	161,276	161,276	6,616,523	41.03	6,953,489	43.12
2032	55,310	55,310	2,033,258	36.76	2,254,498	40.76
Thereafter	126,122	126,122	4,983,975	39.52	5,669,220	44.95

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	90,822	55,953	3,861,924	69.02	3,866,301	69.10
2024	127,223	81,479	3,797,914	46.61	3,866,267	47.45
2025	418,316	389,364	25,908,376	66.54	26,929,643	69.16
2026	217,781	126,689	9,688,029	76.47	10,085,304	79.61
2027	104,269	93,305	6,868,635	73.62	7,585,729	81.30
2028	92,964	62,977	3,612,901	57.37	4,103,294	65.16
2029	65,763	47,479	1,687,252	35.54	1,964,941	41.39
2030	75,755	64,142	3,894,715	60.72	4,670,986	72.82
2031	290,714	143,051	10,310,735	72.08	12,692,670	88.73
2032	61,035	30,518	1,848,736	60.58	2,125,451	69.65
Thereafter	—	—	—	—	—	—

Q3 2023
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2023

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	123,076	123,076	3,037,045	24.68	3,039,756	24.70	[4]
2024	381,977	381,977	19,276,278	50.46	19,574,202	51.24
2025	166,049	166,049	8,862,845	53.37	9,193,819	55.37
2026	197,045	197,045	10,514,640	53.36	11,101,442	56.34
2027	386,938	386,938	21,437,245	55.40	23,130,678	59.78
2028	115,051	115,051	6,639,022	57.71	7,132,802	62.00
2029	594,093	594,093	32,213,809	54.22	36,558,011	61.54
2030	110,101	110,101	6,356,737	57.74	7,174,599	65.16
2031	93,955	93,955	5,214,834	55.50	6,112,287	65.06
2032	496,516	496,516	31,390,377	63.22	37,165,012	74.85
Thereafter	2,871,885	2,504,099	129,365,797	51.66	160,419,261	64.06

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2023
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Jonathan Peterson	212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2023
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint ventures properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units, (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units and (12) on and after February 3, 2023, which was the end of the performance period for 2020 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2020 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2021, 2022 and 2023 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are

Q3 2023
Definitions (continued)

evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2023
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2023
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, losses from early extinguishments of debt, interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, interest and other income (loss), gain on sales-type lease and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2023
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-23	30-Jun-23
Revenue	$824,283	$817,153
Partners’ share of revenue from consolidated joint ventures (JVs)	(83,203)	(80,383)
BXP’s share of revenue from unconsolidated JVs	67,723	68,417
BXP’s Share of revenue	$808,803	$805,187

Straight-line rent	$19,139	$26,493
Partners’ share of straight-line rent from consolidated JVs	(5,994)	(4,641)
BXP’s share of straight-line rent from unconsolidated JVs	3,502	3,075
BXP’s Share of straight-line rent	$16,647	$24,927

Fair value lease revenue [2]	$2,981	$5,850
Partners’ share of fair value lease revenue from consolidated JVs [2]	(137)	(140)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	1,063	1,066
BXP’s Share of fair value lease revenue [2]	$3,907	$6,776

Lease termination income	$2,564	$(164)
Partners’ share of termination income from consolidated JVs	(129)	276
BXP’s share of termination income from unconsolidated JVs	500	3,113
BXP’s Share of termination income	$2,935	$3,225

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$29,649	$26,054
Partners’ share of parking and other revenue from consolidated JVs	(1,080)	(299)
BXP’s share of parking and other revenue from unconsolidated JVs	3,465	3,077
BXP’s Share of parking and other revenue	$32,034	$28,832

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	(1,919)	304
BXP’s Share of hedge amortization, net of costs	$(473)	$1,750

Straight-line ground rent expense adjustment	$713	$669
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	141	142
BXP’s Share of straight-line ground rent expense adjustment	$854	$811

Depreciation and amortization	$207,435	$202,577
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,174)	(17,858)
BXP’s share of depreciation and amortization from unconsolidated JVs	25,666	25,756
BXP’s Share of depreciation and amortization	$214,927	$210,475

Lease transaction costs that qualify as rent inducements [3]	$(5,943)	$3,402
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(303)	(279)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	283	108
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$(5,963)	$3,231

2nd generation tenant improvements and leasing commissions	$104,872	$49,500
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(25,715)	(6,546)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	775	1,038
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$79,932	$43,992

Q3 2023
Reconciliations (continued)

Maintenance capital expenditures [4]	$19,599	$29,015
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(2,695)	(5,221)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	91	338
BXP’s Share of maintenance capital expenditures [4]	$16,995	$24,132

Interest expense	$147,812	$142,473
Partners’ share of interest expense from consolidated JVs	(12,019)	(11,871)
BXP’s share of interest expense from unconsolidated JVs	25,245	24,402
BXP’s Share of interest expense	$161,038	$155,004

Capitalized interest	$9,676	$10,564
Partners’ share of capitalized interest from consolidated JVs	(16)	(41)
BXP’s share of capitalized interest from unconsolidated JVs	1,922	1,864
BXP’s Share of capitalized interest	$11,582	$12,387

Amortization of financing costs	$5,121	$5,096
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	641	676
BXP’s Share of amortization of financing costs	$5,264	$5,274

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$499	$499

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2023
Reconciliations (continued)
for the three months ended September 30, 2023
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES		100 Federal Street
	767 Fifth Avenue	Atlantic Wharf Office	Total Consolidated
	(The GM Building)	343 Madison Avenue [1]	Joint Ventures
Revenue
Lease [2]	$76,788	$100,329	$177,117
Straight-line rent	5,379	8,537	13,916
Fair value lease revenue	327	14	341
Termination income	—	287	287
Total lease revenue	82,494	109,167	191,661
Parking and other	—	2,400	2,400
Total rental revenue [3]	82,494	111,567	194,061
Expenses
Operating	33,347	40,449	73,796
Net Operating Income (NOI)	49,147	71,118	120,265

Other income (expense)
Development and management services revenue	—	—	—
Loss from investment in securities	—	(3)	(3)
Interest and other income	1,092	1,651	2,743
Interest expense	(21,355)	(7,736)	(29,091)
Depreciation and amortization expense	(17,244)	(23,661)	(40,905)
General and administrative expense	(76)	(99)	(175)
Total other income (expense)	(37,583)	(29,848)	(67,431)
Net income	$11,564	$41,270	$52,834

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,983	$31,064	$50,047
BXP’s share of NOI (after income allocation to private REIT shareholders)	$30,164	$40,054	$70,218
Unearned portion of capitalized fees [5]	$599	$684	$1,283

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$1,080	$1,080
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$385	$443	$828
Partners’ share of capitalized interest	$16	$—	$16
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(303)	$(303)
Partners’ share of management and other fees	$678	$944	$1,622
Partners’ share of basis differential depreciation and amortization expense	$(23)	$(175)	$(198)
Partners’ share of basis differential interest and other adjustments	$(4)	$40	$36

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,589	$17,320	$20,909
Add:
Partners’ share of interest expense after BXP’s basis differential	8,538	3,481	12,019
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,259	10,915	18,174
Partners’ share of EBITDAre	$19,386	$31,716	$51,102

Q3 2023
Reconciliations (continued)
for the three months ended September 30, 2023
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
		100 Federal Street
	767 Fifth Avenue	Atlantic Wharf Office	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	343 Madison Avenue [1]	Joint Ventures
Rental revenue [3]	$32,998	$50,205	$83,203
Less: Termination income	—	129	129
Rental revenue (excluding termination income) [3]	32,998	50,076	83,074
Less: Operating expenses (including partners’ share of management and other fees)	14,015	19,141	33,156
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,983	$30,935	$49,918

Rental revenue (excluding termination income) [3]	$32,998	$50,076	$83,074
Less: Straight-line rent	2,152	3,842	5,994
Fair value lease revenue	131	6	137
Add: Lease transaction costs that qualify as rent inducements	—	303	303
Subtotal	30,715	46,531	77,246
Less: Operating expenses (including partners’ share of management and other fees)	14,015	19,141	33,156
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,700	$27,390	$44,090

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,998	$50,205	$83,203
Add: Development and management services revenue	—	—	—
Revenue	$32,998	$50,205	$83,203
_________
1See Land Parcels and Purchase Options section of this Supplemental package on page 16.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2023
Reconciliations (continued)
for the three months ended September 30, 2023
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,452	$35,503		$23,703		$12,418		$6,781	$28,949		$131,806
Straight-line rent	1,883	(1,147)		1,125		1,274		526	4,002		7,663
Fair value lease revenue	—	116		1,538		18		1,134	—		2,806
Termination income	—	1,000		—		—		—	—		1,000
Total lease revenue	26,335	35,472		26,366		13,710		8,441	32,951		143,275
Parking and other	1,072	3,771		69		304		467	1,794		7,477
Total rental revenue [3]	27,407	39,243		26,435		14,014		8,908	34,745		150,752
Expenses
Operating	11,516	15,923		14,067	[4]	5,513		3,343	14,374		64,736
Net operating income/(loss)	15,891	23,320		12,368		8,501		5,565	20,371		86,016

Other income/(expense)
Development and management services revenue	—	—		596		—		—	—		596
Interest and other income	343	624		288		(5)		122	831		2,203
Interest expense	(11,861)	(11,964)		(13,517)		—		(4,171)	(19,224)		(60,737)
Unrealized gain on derivative instruments	—	—		10,242		—		—	—		10,242
Transaction costs	(47)	—		—		—		(31)	—		(78)
Depreciation and amortization expense	(8,392)	(12,294)		(8,698)		(5,118)		(5,312)	(10,026)		(49,840)
General and administrative expense	(130)	(126)		(120)		—		—	(7)		(383)
Total other income/(expense)	(20,087)	(23,760)		(11,209)		(5,123)		(9,392)	(28,426)		(97,997)
Net income/(loss)	$(4,196)	$(440)		$1,159		$3,378		$(3,827)	$(8,055)		$(11,981)

BXP’s share of select items:
BXP’s share of parking and other revenue	$536	$1,967		$31		$152		$157	$622	[5]	$3,465
BXP’s share of amortization of financing costs	$163	$96		$65		$—		$28	$289	[5]	$641
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$(1,971)	$52		$(1,919)
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—		$499
BXP’s share of capitalized interest	$—	$—		$1,753		$—		$—	$169	[5]	$1,922

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(2,105)	$(1,157)		$(93,157)		$(154,286)		$(31,215)	$34,364	[5]	$(247,556)
Add:
BXP’s share of interest expense	5,931	6,328		4,901		—		1,404	6,681	[5]	25,245
BXP’s share of depreciation and amortization expense	4,203	7,582	[6]	5,108		3,061	[6]	1,788	3,924	[5]	25,666
Impairment loss on investment [7]	—	—		87,436		155,245		29,922	—		272,603
Less:
Gain on investment	—	—		—		—		—	35,756	[8]	35,756
BXP’s share of EBITDAre	$8,029	$12,753	[6]	$4,288		$4,020	[6]	$1,899	$9,213	[5]	$40,202

Q3 2023
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,704	$20,896	[6]	$8,591	[6]	$6,780	[6]	$2,999	$14,455	[5]	$67,425
BXP’s share of operating expenses	5,758	8,388		4,653		2,757		1,125	5,579	[5]	28,260
BXP’s share of net operating income/(loss)	7,946	12,508	[6]	3,938	[6]	4,023	[6]	1,874	8,876	[5]	39,165
Less:
BXP’s share of termination income	—	500		—		—		—	—		500
BXP’s share of net operating income/(loss) (excluding termination income)	7,946	12,008		3,938		4,023		1,874	8,876	[5]	38,665
Less:
BXP’s share of straight-line rent	942	(531)	[6]	941	[6]	629	[6]	177	1,344	[5]	3,502
BXP’s share of fair value lease revenue	—	365	[6]	527	[6]	(211)	[6]	382	—		1,063
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		141		—		—	—		141
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		122		—		—	161	[5]	283
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$7,004	$12,174	[6]	$2,733	[6]	$3,605	[6]	$1,315	$7,693	[5]	$34,524

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,704	$20,896	[6]	$8,591	[6]	$6,780	[6]	$2,999	$14,455	[5]	$67,425
Add:
BXP’s share of development and management services revenue	—	—		298		—		—	—		298
BXP’s share of revenue	$13,704	$20,896	[6]	$8,889	[6]	$6,780	[6]	$2,999	$14,455	[5]	$67,723

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Includes approximately $282 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
7 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures, see page 35.
8 See page 35 for more information.

Q3 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Jun-23	30-Jun-22
Net income attributable to Boston Properties, Inc.	$104,299	$222,989
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,117	25,708
Noncontrolling interest in property partnerships	19,768	18,546
Net income	136,184	267,243
Add:
Interest expense	142,473	104,142
Depreciation and amortization expense	202,577	183,146
Transaction costs	308	496
Payroll and related costs from management services contracts	4,609	3,239
General and administrative expense	44,175	34,665
Less:
Other income - assignment fee	—	6,624
Interest and other income (loss)	17,343	1,195
Unrealized gain on non-real estate investment	124	—
Gains (losses) from investments in securities	1,571	(4,716)
Loss from unconsolidated joint ventures	(6,668)	(54)
Gains on sales of real estate	—	96,247
Direct reimbursements of payroll and related costs from management services contracts	4,609	3,239
Development and management services revenue	9,858	6,354
Net Operating Income (NOI)	503,489	484,042
Add:
BXP’s share of NOI from unconsolidated joint ventures	42,254	35,710
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,958	47,862
BXP’s Share of NOI	497,785	471,890
Less:
Termination income	(164)	1,922
BXP’s share of termination income from unconsolidated joint ventures	3,113	(1)
Add:
Partners’ share of termination income from consolidated joint ventures	(276)	641
BXP’s Share of NOI (excluding termination income)	$494,560	$470,610

Net Operating Income (NOI)	$503,489	$484,042
Less:
Termination income	(164)	1,922
NOI from non Same Properties (excluding termination income)	47,480	26,993
Same Property NOI (excluding termination income)	456,173	455,127
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	48,234	47,221
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	39,141	35,711
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	3,681	248
BXP’s Share of Same Property NOI (excluding termination income)	$443,399	$443,369

Change in BXP’s Share of Same Property NOI (excluding termination income)	$30
Change in BXP’s Share of Same Property NOI (excluding termination income)	—%

Q3 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Jun-23	30-Jun-22
Net income attributable to Boston Properties, Inc.	$104,299	$222,989
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,117	25,708
Noncontrolling interest in property partnerships	19,768	18,546
Net income	136,184	267,243
Add:
Interest expense	142,473	104,142
Depreciation and amortization expense	202,577	183,146
Transaction costs	308	496
Payroll and related costs from management services contracts	4,609	3,239
General and administrative expense	44,175	34,665
Less:
Other income - assignment fee	—	6,624
Interest and other income (loss)	17,343	1,195
Unrealized gain on non-real estate investment	124	—
Gains (losses) from investments in securities	1,571	(4,716)
Loss from unconsolidated joint ventures	(6,668)	(54)
Gains on sales of real estate	—	96,247
Direct reimbursements of payroll and related costs from management services contracts	4,609	3,239
Development and management services revenue	9,858	6,354
Net Operating Income (NOI)	503,489	484,042
Less:
Straight-line rent	26,493	21,601
Fair value lease revenue	5,850	1,919
Amortization and accretion related to sales type lease	229	—
Termination income	(164)	1,922
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	3,402	4,452
NOI - cash (excluding termination income)	475,061	463,683
Less:
NOI - cash from non Same Properties (excluding termination income)	34,102	22,510
Same Property NOI - cash (excluding termination income)	440,959	441,173
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	43,732	46,996
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	35,250	26,426
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,832	248
BXP’s Share of Same Property NOI - cash (excluding termination income)	$429,645	$420,355

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$9,290
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	2.2%

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $91 and $115 for the three months ended June 30, 2023 and 2022, respectively. As of June 30, 2023, the Company has remaining lease payments aggregating approximately $24.4 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2023
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-22	30-Jun-22
Revenue
Lease	$739,255	$721,899
Parking and other	26,259	26,474
Insurance proceeds	1,895	3,872
Hotel revenue	11,749	12,089
Development and management services	7,465	6,354
Direct reimbursements of payroll and related costs from management services contracts	3,900	3,239
Total revenue	790,523	773,927
Expenses
Operating	145,083	137,531
Real estate taxes	135,670	132,056
Demolition costs	—	—
Restoration expenses related to insurance claim	949	4,261
Hotel operating	8,548	6,444
General and administrative	32,519	34,665
Payroll and related costs from management services contracts	3,900	3,239
Transaction costs	1,650	496
Depreciation and amortization	190,675	183,146
Total expenses	518,994	501,838
Other income (expense)
Loss from unconsolidated joint ventures	(3,524)	(54)
Gains on sales of real estate	262,345	96,247
Losses from investments in securities	(1,571)	(4,716)
Interest and other income (loss)	3,728	1,195
Other income - assignment fee	—	6,624
Interest expense	(111,846)	(104,142)
Net income	420,661	267,243
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,801)	(18,546)
Noncontrolling interest - common units of the Operating Partnership	(40,883)	(25,708)
Net income attributable to Boston Properties, Inc.	$360,977	$222,989

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$2.30	$1.42
Net income attributable to Boston Properties, Inc. per share - diluted	$2.29	$1.42